United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-7115

(Investment Company Act File Number)

Federated Total Return Series, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/18

Date of Reporting Period: 11/30/18

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2018
Share Class | Ticker	A | TLRAX	B | TLRBX	C | TLRCX	R | FTRKX
	Institutional | FTRBX	Service | FTRFX	R6 | FTRLX

Federated Total Return Bond Fund
Fund Established 1996

A Portfolio of Federated Total Return Series, Inc.
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated Total Return Bond Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2017 through November 30, 2018. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (Unaudited)
The total return of Federated Total Return Bond Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2018, was -2.01% for Class A Shares, -2.54% for Class B Shares, -2.51% for Class C Shares, -2.17% for Class R Shares, -1.47% for Institutional Shares, -1.76% for Service Shares and -1.37% for Class R6 Shares. The total return of the Bloomberg Barclays U.S. Aggregate Bond Index (BBAB),1 the Fund's broad-based securities market index, was -1.34% for the same period. The total return of the Lipper Core Bond Funds Average (LCBFA),2 a peer group average for the Fund, was -1.62%. The Fund's and LCBFA's total returns for the most recently completed fiscal year reflect actual cash flows, transaction costs and other expenses, which are not reflected in the total return of the BBAB.
During the 12-month reporting period, the most significant factors affecting the Fund's performance relative to the BBAB were: (1) sector allocation; (2) the effect of changing interest rates (referred to as “duration”)3,4 and (3) changes in the relative performance of bonds of different maturities (referred to as the “yield curve”).
The following discussion will focus on the performance of the Fund's R6 Shares.
Market Overview
During the reporting period, the bond market was buffeted by several factors, including the mid-term elections, escalating trade war, rising and then plunging oil prices, Italian budget talks, British turmoil over exiting the European Union, a relentlessly flattening U.S. yield curve with potential implications for economic growth, rising corporate bond spreads, a correction in the S&P 500 Index, and falling European and Asian stock markets. In the background was the continued removal of policy accommodation by the Federal Reserve (the “Fed”), both in the form of hikes in the federal funds target interest rate and a steady reduction in the Fed balance sheet. Massive policy accommodation since the recession of 2009 had served to support financial asset prices and dampen volatility for much of the past decade, and the gradual removal of this accommodation appears to have contributed to weaker asset prices and heightened volatility.
Despite this turbulence and the slowdown in international growth, the U.S. economy remained robust, with Gross Domestic Product growth accelerating from 2% to 3%, the unemployment rate falling to 3.7% and core inflation stable near the Fed's 2% target. The lack of any significant imbalances in the economy that precipitated past periods of economic collapse (such as an overstretched housing market, over-leveraged banking system, dot-com stock bubble, etc.) suggest that despite this financial market volatility, a recession remains unlikely over the near-term. Nonetheless, by the end of the reporting
Annual Shareholder Report

period, the bond and stock markets were less focused on the current strength in the economy and more focused on the potential for this growth to fade due to: (1) the expectation that the Fed would eventually move interest rates into restrictive territory; (2) the trade war threatening to hurt growth and crimp profits; and (3) the fiscal stimulus from tax cuts beginning to dissipate.
During the reporting period, interest rates rose, particularly for shorter maturities. 2-year Treasury yields increased from 1.78% to 2.78%, and 30-year Treasury yields increased from 2.83% to 3.29%. The best-performing sectors of the taxable bond market were trade finance and bank loans, which benefited from their floating rate structure in a rising rate environment. High-yield5 corporate bonds, commercial mortgage-backed securities (CMBS)6 and asset-backed securities all modestly outperformed duration-equivalent Treasuries. Emerging-market bonds7 substantially underperformed due to declining commodity prices, trade disruptions and stagnating global growth. Investment-grade corporate bonds also significantly underperformed Treasuries due in part to concerns over the marked increase in “BBB”-rated debt. Additionally, government agency mortgage-backed securities underperformed due to heightened interest rate volatility and reduced buying by the Fed.
Duration
During the reporting period, duration positioning was the primary positive contributor to Fund performance relative to the BBAB. The Fund's interest rate sensitivity averaged 89% of the BBAB as interest rates rose during the period, as noted above. The main factors driving rates higher were hikes in the federal funds target interest rate by the Fed, the acceleration in domestic economic growth, gradually rising wage pressures and the increased supply of Treasuries needed to fund the growing federal deficit.
Sector Allocation
Sector allocation detracted from Fund performance relative to the BBAB. The Fund was overweight emerging-market and investment-grade corporate bonds for much of the period, both of which significantly underperformed duration-equivalent Treasuries. Partially offsetting the drag from these two sectors were overweights to trade finance and bank loans, which performed very well. To a lesser extent, high-yield bonds also contributed to performance, as did alternating periods of being overweight or underweight to mortgage-backed securities.
security selection
Security selection overall subtracted modestly from Fund performance, in particular a position in Treasury Inflation Protected Securities (TIPS), which lagged due to a large drop in oil prices in October and November. Also negatively affecting Fund performance was suboptimal security selection in emerging-market and other international bonds.
Annual Shareholder Report

Yield curve
During the reporting period, yield curve positioning detracted slightly from Fund performance, in particular due to a flattening bias early in the period and a steepening bias later in the period.
During the reporting period, the Fund used various types of derivative securities8 including futures, swaps, forward contracts and options to manage the Fund's duration, sector and currency exposures. These derivative positions were used both to hedge various risks as well as to position the Fund to benefit from changes in market conditions.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBAB.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the LCBFA.
3	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
4	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.
5	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.
6	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
7	International investing involves special risks including currency risk, increased volatility, political risks, and differences in auditing and other financial standards. Prices of emerging-market securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.
8	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Total Return Bond Fund (the “Fund”) from November 30, 2008 to November 30, 2018, compared to the Bloomberg Barclays U.S. Aggregate Bond Index (BBAB)2 and the Lipper Core Bond Funds Average (LCBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of November 30, 2018
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 11/30/2018
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-6.40%	0.93%	3.71%
Class B Shares	-7.78%	0.95%	3.73%
Class C Shares	-3.46%	1.34%	3.65%
Class R Shares	-2.17%	1.70%	4.01%
Institutional Shares	-1.47%	2.42%	4.76%
Service Shares	-1.76%	2.12%	4.45%
Class R6 Shares[4]	-1.37%	2.40%	4.68%
BBAB	-1.34%	2.03%	3.67%
LCBFA	-1.62%	1.82%	4.40%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BBAB and the LCBFA have been adjusted to reflect reinvestments of dividends on securities in the index and the average.
2	The BBAB is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Lipper figures represent the average of the total returns reported by all funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. The Lipper figures in the Growth of $10,000 line graph are based on historical return information published by Lipper and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Lipper as falling into the category can change over time, the Lipper figures in the line graph may not match the Lipper figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund's Class R6 Shares commenced operations on April 17, 2015. For the period prior to the commencement of operations of Class R6 Shares, the performance information shown is for the Fund's Institutional Shares adjusted to reflect expenses of the Class R6 Shares for each year for which the gross expenses of Class R6 Shares would have exceeded the actual expenses paid by Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2018, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets[2]
U.S. Treasury and Agency Securities	41.3%
Corporate Debt Securities	34.8%
Commercial Mortgage-Backed Securities[3]	2.7%
Asset-Backed Securities	1.1%
Collateralized Mortgage Obligations	0.5%
Asset-Backed Securities	0.4%
Agency Risk Transfer Security	0.3%
Foreign Government Securities	0.1%
Municipal Securities	0.1%
Derivative Contracts[4,5]	0.0%
High Yield Bond Portfolio	6.4%
Federated Project and Trade Finance Core Fund	4.8%
Emerging Markets Core Fund	4.2%
Federated Bank Loan Core Fund	2.0%
Securities Lending Collateral[6]	0.8%
Cash Equivalents[7]	1.1%
Other Assets and Liabilities—Net[8]	(0.6)%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of these security types.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested less than 10% of its net assets, are listed individually.
3	For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by Government Sponsored Entities and adjustable rate mortgage-backed securities.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Represents less than 0.1%.
6	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
7	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
8	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2018
Principal Amount or Shares			Value
	[1]	AGENCY RISK TRANSFER SECURITIES—0.3%
		Structured Product (ABS)—0.3%
$3,872,221		Structured Agency Credit Risk Debt Note, Series 2014-DN1, Class M2, 4.515%, (1-month USLIBOR +2.200%), 2/25/2024	$3,952,887
1,036,226		Structured Agency Credit Risk Debt Note, Series 2014-DN2, Class M2, 3.965%, (1-month USLIBOR +1.650%), 4/25/2024	1,045,560
6,480,000		Connecticut Avenue Securities, Series 2014-C02, Class 1M2, 4.915%, (1-month USLIBOR +2.600%), 5/25/2024	6,825,238
8,512,640		Connecticut Avenue Securities, Series 2014-C03, Class 1M2, 5.315%, (1-month USLIBOR +3.000%), 7/25/2024	9,017,080
1,820,000		Structured Agency Credit Risk Debt Note, Series 2014-DN1, Class M3, 6.815%, (1-month USLIBOR +4.500%), 2/25/2024	2,077,639
2,730,000		Structured Agency Credit Risk Debt Note, Series 2014-DN2, Class M3, 5.915%, (1-month USLIBOR +3.600%), 4/25/2024	2,960,917
		TOTAL AGENCY RISK TRANSFER SECURITIES (IDENTIFIED COST $23,015,039)	25,879,321
		CORPORATE BONDS—34.8%
		Basic Industry - Chemicals—0.2%
2,653,000		Albemarle Corp., 4.15%, 12/1/2024	2,644,084
1,000,000		Dow Chemical Co., 4.25%, 11/15/2020	1,011,278
3,670,000		Incitec Pivot Finance LLC, Company Guarantee, Series 144A, 6.00%, 12/10/2019	3,754,423
9,955,000		RPM International, Inc., Sr. Unsecd. Note, 5.25%, 6/1/2045	9,701,196
		TOTAL	17,110,981
		Basic Industry - Metals & Mining—0.8%
4,580,000		Anglogold Ashanti Holdings PLC, Sr. Note, 6.50%, 4/15/2040	4,459,775
1,530,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.45%, 3/1/2023	1,520,009
6,860,000		Carpenter Technology Corp., Sr. Unsecd. Note, 5.20%, 7/15/2021	6,984,394
6,640,000		Gerdau S.A., Company Guarantee, Series 144A, 5.75%, 1/30/2021	6,922,266
4,380,000		Gold Fields Orogen Holding BVI Ltd., Sr. Unsecd. Note, Series 144A, 4.875%, 10/7/2020	4,325,250
3,430,000		Newcrest Finance Property Ltd., Sr. Unsecd. Note, Series 144A, 4.20%, 10/1/2022	3,440,327
2,290,000		Newmont Mining Corp., Company Guarantee, 5.875%, 4/1/2035	2,432,354
7,750,000		Reliance Steel & Aluminum Co., Sr. Unsecd. Note, 4.50%, 4/15/2023	7,796,742
2,200,000		Southern Copper Corp., Sr. Unsecd. Note, 3.50%, 11/8/2022	2,142,714
2,180,000		Southern Copper Corp., Sr. Unsecd. Note, 6.75%, 4/16/2040	2,354,629
2,290,000		Worthington Industries, Inc., Sr. Unsecd. Note, 4.30%, 8/1/2032	2,115,151
3,330,000		Worthington Industries, Inc., Sr. Unsecd. Note, 4.55%, 4/15/2026	3,256,185
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Basic Industry - Metals & Mining—continued
$9,860,000		Worthington Industries, Inc., Sr. Unsecd. Note, 6.50%, 4/15/2020	$10,170,641
		TOTAL	57,920,437
		Basic Industry - Paper—0.3%
3,050,000		International Paper Co., Sr. Unsecd. Note, 3.00%, 2/15/2027	2,750,210
14,500,000		International Paper Co., Sr. Unsecd. Note, 4.40%, 8/15/2047	12,281,689
3,550,000		Weyerhaeuser Co., Sr. Unsecd. Note, 3.25%, 3/15/2023	3,457,017
5,100,000		Weyerhaeuser Co., Sr. Unsecd. Note, 4.70%, 3/15/2021	5,183,517
		TOTAL	23,672,433
		Capital Goods - Aerospace & Defense—1.0%
9,050,000		Airbus Group SE, Sr. Unsecd. Note, Series 144A, 3.15%, 4/10/2027	8,606,303
500,000		Arconic, Inc., 5.87%, 2/23/2022	510,750
7,540,000		Arconic, Inc., Sr. Unsecd. Note, 5.40%, 4/15/2021	7,673,835
7,480,000		BAE Systems Holdings, Inc., Sr. Unsecd. Note, Series 144A, 3.85%, 12/15/2025	7,355,681
5,500,000		Embraer Netherlands BV, Sr. Unsecd. Note, 5.05%, 6/15/2025	5,582,500
4,397,000		Embraer Overseas Ltd., Sr. Unsecd. Note, Series 144A, 5.696%, 9/16/2023	4,605,857
3,500,000		Embraer SA, Sr. Unsecd. Note, 5.15%, 6/15/2022	3,609,410
6,490,000		Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, 3.483%, 12/1/2027	5,981,184
3,970,000		Lockheed Martin Corp., Sr. Unsecd. Note, 2.90%, 3/1/2025	3,768,642
7,300,000		Lockheed Martin Corp., Sr. Unsecd. Note, 3.55%, 1/15/2026	7,170,103
5,400,000		Northrop Grumman Corp., Sr. Unsecd. Note, 2.55%, 10/15/2022	5,166,104
7,405,000		Northrop Grumman Corp., Sr. Unsecd. Note, 3.25%, 1/15/2028	6,900,257
1,820,000	[1]	Textron Financial Corp., Jr. Sub. Note, Series 144A, 4.351%, (3-month USLIBOR +1.735%), 2/15/2042	1,442,350
1,800,000		Textron, Inc., Sr. Unsecd. Note, 3.875%, 3/1/2025	1,754,427
3,000,000		Textron, Inc., Sr. Unsecd. Note, 4.30%, 3/1/2024	3,026,857
		TOTAL	73,154,260
		Capital Goods - Building Materials—0.2%
4,940,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.20%, 10/1/2024	4,611,277
5,270,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.55%, 10/1/2027	4,806,718
1,670,000		Masco Corp., Sr. Unsecd. Note, 7.125%, 3/15/2020	1,739,627
		TOTAL	11,157,622
		Capital Goods - Construction Machinery—0.1%
4,200,000		CNH Industrial NV, Sr. Unsecd. Note, Series MTN, 3.85%, 11/15/2027	3,864,464
69,000		Caterpillar, Inc., Deb., 5.30%, 9/15/2035	74,929
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Capital Goods - Construction Machinery—continued
$500,000		John Deere Capital Corp., Sr. Unsecd. Note, Series MTN, 2.75%, 3/15/2022	$489,883
		TOTAL	4,429,276
		Capital Goods - Diversified Manufacturing—0.9%
2,020,000		Avery Dennison Corp., Sr. Unsecd. Note, 5.375%, 4/15/2020	2,059,201
9,700,000		CK Hutchison Holdings Ltd., Sr. Unsecd. Note, Series 144A, 2.75%, 3/29/2023	9,285,923
144,000		General Electric Capital Corp., Note, Series MTNA, 6.75%, 3/15/2032	146,037
350,000		General Electric Capital Corp., Series NOT2, 5.50%, 3/15/2023	329,934
221,000		General Electric Capital Corp., Sr. Unsecd. Note, Series GMTN, 3.10%, 1/9/2023	200,902
917,000		General Electric Capital Corp., Sr. Unsecd. Note, Series GMTN, 6.875%, 1/10/2039	931,398
2,520,000		General Electric Capital Corp., Sr. Unsecd. Note, Series MTN, 4.65%, 10/17/2021	2,477,239
1,745,000	[1]	General Electric Capital Corp., Sr. Unsecd. Note, Series NOTZ, 3.236%, (3-month USLIBOR +0.800%), 4/15/2020	1,699,086
544,000		General Electric Capital Corp., Sub. Note, 5.30%, 2/11/2021	539,225
2,000,000		Hutchison Whampoa International Ltd., Series 144A, 7.625%, 4/9/2019	2,032,050
8,190,000		Lennox International, Inc., Sr. Unsecd. Note, 3.00%, 11/15/2023	7,709,686
7,800,000		Parker-Hannifin Corp., Sr. Unsecd. Note, 3.25%, 3/1/2027	7,357,779
4,550,000		Parker-Hannifin Corp., Sr. Unsecd. Note, 4.10%, 3/1/2047	4,258,581
1,900,000		Roper Technologies, Inc., Sr. Unsecd. Note, 3.85%, 12/15/2025	1,856,095
14,000,000		Siemens Financieringsmat, Sr. Unsecd. Note, Series 144A, 3.40%, 3/16/2027	13,491,925
1,400,000		Thomas & Betts Corp., Sr. Unsecd. Note, 5.625%, 11/15/2021	1,481,194
1,000,000		United Technologies Corp., Sr. Unsecd. Note, 4.50%, 4/15/2020	1,014,534
3,900,000		Valmont Industries, Inc., 5.25%, 10/1/2054	3,403,213
6,365,000		Wabtec Corp., Sr. Unsecd. Note, 3.45%, 11/15/2026	5,733,331
		TOTAL	66,007,333
		Capital Goods - Packaging—0.1%
5,350,000		Packaging Corp. of America, Sr. Unsecd. Note, 4.50%, 11/1/2023	5,469,157
19,000		WestRock Co., 7.65%, 3/15/2019	19,114
5,830,000		WestRock Co., Sr. Unsecd. Note, Series 144A, 4.00%, 3/15/2028	5,522,366
		TOTAL	11,010,637
		Communications - Cable & Satellite—0.9%
21,134,000		CCO Safari II LLC, 4.908%, 7/23/2025	21,069,366
4,300,000		Comcast Corp., 3.375%, 2/15/2025	4,165,830
10,200,000		Comcast Corp., Sr. Unsecd. Note, 3.15%, 2/15/2028	9,383,251
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Communications - Cable & Satellite—continued
$7,950,000	Comcast Corp., Sr. Unsecd. Note, 3.95%, 10/15/2025	$7,929,368
6,610,000	Cox Communications, Inc., Sr. Unsecd. Note, Series 144A, 3.35%, 9/15/2026	6,061,564
3,080,000	NBCUniversal Media LLC, Sr. Unsecd. Note, 2.875%, 1/15/2023	2,983,890
3,000,000	NBCUniversal, Inc., Sr. Unsecd. Note, 5.95%, 4/1/2041	3,327,645
2,325,000	NBCUniversal, Inc., Sr. Unsecd. Note, 6.40%, 4/30/2040	2,729,549
7,000,000	Time Warner Cable, Inc., Company Guarantee, 5.50%, 9/1/2041	6,303,090
7,000,000	Time Warner Cable, Inc., Sr. Unsecd. Note, 4.00%, 9/1/2021	6,986,539
	TOTAL	70,940,092
	Communications - Media & Entertainment—0.8%
7,088,000	21st Century Fox America, Inc., 6.75%, 1/9/2038	9,127,818
600,000	21st Century Fox America, Inc., Sr. Note, 6.90%, 8/15/2039	772,235
15,000,000	British Sky Broadcasting Group PLC, Series 144A, 3.75%, 9/16/2024	14,784,452
5,200,000	CBS Corp., 4.90%, 8/15/2044	4,777,579
4,170,000	CBS Corp., Sr. Unsecd. Note, 3.375%, 2/15/2028	3,745,956
4,810,000	CBS Corp., Sr. Unsecd. Note, Series 144A, 3.70%, 6/1/2028	4,413,332
5,210,000	Discovery Communications LLC, Sr. Unsecd. Note, 4.90%, 3/11/2026	5,258,724
11,850,000	Grupo Televisa S.A., 6.625%, 3/18/2025	12,900,744
2,100,000	Grupo Televisa S.A., Sr. Unsecd. Note, 5.00%, 5/13/2045	1,778,195
1,700,000	Walt Disney Co., Sr. Unsecd. Note, Series MTN, 3.75%, 6/1/2021	1,724,226
	TOTAL	59,283,261
	Communications - Telecom Wireless—0.6%
2,970,000	American Tower Corp., Sr. Unsecd. Note, 4.40%, 2/15/2026	2,955,998
3,500,000	American Tower Corp., Sr. Unsecd. Note, 5.00%, 2/15/2024	3,619,983
5,550,000	Bell Canada, Sr. Unsecd. Note, 4.464%, 4/1/2048	5,312,510
4,940,000	Crown Castle International Corp., Sr. Unsecd. Note, 3.80%, 2/15/2028	4,590,367
8,400,000	Crown Castle International Corp., Sr. Unsecd. Note, 4.45%, 2/15/2026	8,327,508
2,370,000	Orange SA, Sr. Unsecd. Note, 5.375%, 7/8/2019	2,401,061
5,500,000	TELUS Corp., Sr. Unsecd. Note, 2.80%, 2/16/2027	4,976,915
10,005,000	Vodafone Group PLC, Sr. Unsecd. Note, 4.125%, 5/30/2025	9,771,650
5,630,000	Vodafone Group PLC, Sr. Unsecd. Note, 5.25%, 5/30/2048	5,207,346
	TOTAL	47,163,338
	Communications - Telecom Wirelines—1.0%
6,100,000	AT&T, Inc., Sr. Unsecd. Note, Series 144A, 5.30%, 8/15/2058	5,478,896
3,000,000	AT&T, Inc., Sr. Unsecd. Note, 3.40%, 5/15/2025	2,796,495
1,150,000	AT&T, Inc., Sr. Unsecd. Note, 4.25%, 3/1/2027	1,113,025
9,300,000	AT&T, Inc., Sr. Unsecd. Note, 4.80%, 6/15/2044	8,157,259
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Communications - Telecom Wirelines—continued
$2,100,000		AT&T, Inc., Sr. Unsecd. Note, 5.45%, 3/1/2047	$1,996,485
5,800,000		AT&T, Inc., Sr. Unsecd. Note, 6.375%, 3/1/2041	6,077,781
12,000,000		Deutsche Telekom International Finance BV, Sr. Unsecd. Note, Series 144A, 3.60%, 1/19/2027	11,199,216
2,000,000		Qtel International Finance Ltd., Company Guarantee, Series 144A, 4.75%, 2/16/2021	2,043,648
5,240,000		Telefonica Emisiones SAU, Company Guarantee, 5.462%, 2/16/2021	5,421,686
5,000,000		Telefonica Emisiones SAU, Sr. Unsecd. Note, 4.57%, 4/27/2023	5,105,678
3,925,000		Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.213%, 3/8/2047	3,575,588
5,740,000		Verizon Communications, Inc., Sr. Unsecd. Note, 4.125%, 8/15/2046	4,969,549
5,250,000		Verizon Communications, Inc., Sr. Unsecd. Note, 4.15%, 3/15/2024	5,310,156
7,000,000		Verizon Communications, Inc., Sr. Unsecd. Note, 4.522%, 9/15/2048	6,441,270
5,346,000		Verizon Communications, Inc., Sr. Unsecd. Note, 4.672%, 3/15/2055	4,829,172
3,900,000		Verizon Communications, Inc., Sr. Unsecd. Note, 5.15%, 9/15/2023	4,126,350
		TOTAL	78,642,254
		Consumer Cyclical - Automotive—0.9%
5,000,000		American Honda Finance Corp., Unsecd. Deb., Series MTN, 2.25%, 8/15/2019	4,949,231
2,400,000		DaimlerChrysler North America Holding Corp., Company Guarantee, 8.50%, 1/18/2031	3,206,410
4,000,000		Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 3.815%, 11/2/2027	3,378,426
5,000,000		Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 4.134%, 8/4/2025	4,489,809
8,680,000		Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 4.25%, 9/20/2022	8,347,854
5,540,000		General Motors Co., Sr. Unsecd. Note, 4.00%, 4/1/2025	5,207,277
2,790,000		General Motors Co., Sr. Unsecd. Note, 6.75%, 4/1/2046	2,714,634
5,250,000		General Motors Financial Co., Inc., Sr. Unsecd. Note, 5.25%, 3/1/2026	5,174,440
3,400,000		Hyundai Capital America, Sr. Unsecd. Note, Series 144A, 2.60%, 3/19/2020	3,349,871
6,300,000		Nissan Motor Acceptance Corp., Sr. Unsecd. Note, Series 144A, 2.25%, 1/13/2020	6,207,238
7,620,000		Nissan Motor Acceptance Corp., Sr. Unsecd. Note, Series 144A, 2.65%, 7/13/2022	7,250,350
1,000,000	[1]	Paccar Financial Corp., Sr. Unsecd. Note, Series MTN, 2.923%, (3-month USLIBOR +0.600%), 12/6/2018	1,000,017
2,700,000		Toyota Motor Credit Corp., Sr. Unsecd. Note, Series GMTN, 2.70%, 1/11/2023	2,605,395
3,045,000		Volkswagen Group of America Finance LLC, Sr. Unsecd. Note, Series 144A, 4.00%, 11/12/2021	3,038,761
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Consumer Cyclical - Automotive—continued
$9,650,000	Volkswagen Group of America Finance LLC, Sr. Unsecd. Note, Series 144A, 4.25%, 11/13/2023	$9,483,149
	TOTAL	70,402,862
	Consumer Cyclical - Gaming—0.0%
250,000	GLP Capital LP/GLP Financing II, Inc., Sr. Unsecd. Note, 5.375%, 4/15/2026	250,267
	Consumer Cyclical - Leisure—0.1%
7,904,191	Football Trust V, Pass Thru Cert., 5.35%, 10/5/2020	8,150,719
	Consumer Cyclical - Retailers—1.3%
5,000,000	Advance Auto Parts, Inc., 4.50%, 12/1/2023	5,108,040
6,790,000	AutoZone, Inc., Sr. Unsecd. Note, 3.125%, 4/21/2026	6,256,718
5,520,000	AutoZone, Inc., Sr. Unsecd. Note, 3.75%, 6/1/2027	5,237,396
7,000,000	CVS Health Corp., 2.75%, 12/1/2022	6,645,722
368,539	CVS Health Corp., Pass Thru Cert., Series 144A, 5.298%, 1/11/2027	377,522
1,750,000	CVS Health Corp., Sr. Unsecd. Note, 2.80%, 7/20/2020	1,727,390
2,500,000	CVS Health Corp., Sr. Unsecd. Note, 2.875%, 6/1/2026	2,257,342
5,035,000	CVS Health Corp., Sr. Unsecd. Note, 3.875%, 7/20/2025	4,888,645
2,430,000	CVS Health Corp., Sr. Unsecd. Note, 4.30%, 3/25/2028	2,371,490
8,110,000	CVS Health Corp., Sr. Unsecd. Note, 5.05%, 3/25/2048	7,885,498
1,760,000	CVS Health Corp., Sr. Unsecd. Note, 5.125%, 7/20/2045	1,719,112
4,670,000	Dollar General Corp., Sr. Unsecd. Note, 4.15%, 11/1/2025	4,600,519
9,180,000	Dollar Tree, Inc., Sr. Unsecd. Note, 3.70%, 5/15/2023	8,951,129
2,300,000	Home Depot, Inc., Sr. Unsecd. Note, 2.80%, 9/14/2027	2,132,914
12,000,000	Home Depot, Inc., Sr. Unsecd. Note, 3.75%, 2/15/2024	12,135,639
2,540,000	O'Reilly Automotive, Inc., Company Guarantee, 4.875%, 1/14/2021	2,602,798
2,370,000	O'Reilly Automotive, Inc., Sr. Unsecd. Note, 3.55%, 3/15/2026	2,262,682
6,150,000	Tiffany & Co., Sr. Unsecd. Note, 3.80%, 10/1/2024	6,214,822
8,345,000	Under Armour, Inc., Sr. Unsecd. Note, 3.25%, 6/15/2026	7,268,215
10,400,000	WalMart, Inc., 2.55%, 4/11/2023	10,042,600
	TOTAL	100,686,193
	Consumer Cyclical - Services—0.7%
10,000,000	Alibaba Group Holding Ltd., Sr. Unsecd. Note, 3.60%, 11/28/2024	9,688,506
5,130,000	Amazon.com, Inc., Sr. Unsecd. Note, 3.15%, 8/22/2027	4,879,175
5,000,000	Amazon.com, Inc., Sr. Unsecd. Note, 3.875%, 8/22/2037	4,741,524
2,100,000	Boston University, Series MTNA, 7.625%, 7/15/2097	2,596,862
6,700,000	Cintas Corp. No. 2, Sr. Unsecd. Note, 3.70%, 4/1/2027	6,511,619
11,250,000	IHS Markit Ltd., Sr. Unsecd. Note, 4.75%, 8/1/2028	10,986,750
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Consumer Cyclical - Services—continued
$2,340,000	University of Southern California, Sr. Unsecd. Note, 5.25%, 10/1/2111	$2,609,681
4,420,000	Visa, Inc., Sr. Unsecd. Note, 2.75%, 9/15/2027	4,095,753
3,300,000	Visa, Inc., Sr. Unsecd. Note, 3.15%, 12/14/2025	3,191,018
	TOTAL	49,300,888
	Consumer Non-Cyclical - Food/Beverage—2.4%
15,600,000	Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, Series 144A, 3.65%, 2/1/2026	14,762,255
11,000,000	Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, Series 144A, 4.90%, 2/1/2046	10,305,624
3,375,000	Bacardi Ltd., Sr. Unsecd. Note, Series 144A, 2.75%, 7/15/2026	2,883,361
1,000,000	Coca-Cola Company, Sr. Unsecd. Note, 3.30%, 9/1/2021	1,004,849
7,000,000	Coca-Cola Femsa S.A.B de C.V., Sr. Unsecd. Note, 3.875%, 11/26/2023	6,973,690
13,640,000	Constellation Brands, Inc., Sr. Unsecd. Note, 4.65%, 11/15/2028	13,658,263
6,100,000	Danone SA, Sr. Unsecd. Note, Series 144A, 2.589%, 11/2/2023	5,750,910
7,030,000	Danone SA, Sr. Unsecd. Note, Series 144A, 2.947%, 11/2/2026	6,367,068
5,160,000	Flowers Foods, Inc., Sr. Unsecd. Note, 3.50%, 10/1/2026	4,849,811
8,000,000	General Mills, Inc., Sr. Unsecd. Note, 3.70%, 10/17/2023	7,847,223
2,930,000	General Mills, Inc., Sr. Unsecd. Note, 4.55%, 4/17/2038	2,678,220
9,610,000	General Mills, Inc., Sr. Unsecd. Note, 4.70%, 4/17/2048	8,633,969
3,250,000	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 3.875%, 6/27/2024	3,149,673
8,100,000	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 4.50%, 1/25/2022	8,194,739
6,740,000	Heineken NV, Sr. Unsecd. Note, Series 144A, 3.50%, 1/29/2028	6,393,397
2,810,000	Heineken NV, Sr. Unsecd. Note, Series 144A, 4.35%, 3/29/2047	2,578,850
10,100,000	Kerry Group Financial Services, Sr. Unsecd. Note, Series 144A, 3.20%, 4/9/2023	9,694,896
9,690,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 4.375%, 6/1/2046	7,907,537
2,845,000	Maple Escrow Subsidiary, Inc., Sr. Unsecd. Note, Series 144A, 4.057%, 5/25/2023	2,808,299
3,140,000	Maple Escrow Subsidiary, Inc., Sr. Unsecd. Note, Series 144A, 4.417%, 5/25/2025	3,096,656
11,000,000	McCormick & Co., Inc., Sr. Unsecd. Note, 3.40%, 8/15/2027	10,401,228
5,000,000	Mead Johnson Nutrition Co., Sr. Unsecd. Note, 4.60%, 6/1/2044	5,035,962
10,000,000	Molson Coors Brewing Co., Sr. Unsecd. Note, 4.20%, 7/15/2046	8,363,766
6,945,000	Mondelez International Holdings Netherlands BV, Sr. Unsecd. Note, Series 144A, 2.00%, 10/28/2021	6,609,741
6,100,000	PepsiCo, Inc., 2.75%, 4/30/2025	5,782,168
2,000,000	PepsiCo, Inc., Sr. Unsecd. Note, 1.85%, 4/30/2020	1,963,586
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Consumer Non-Cyclical - Food/Beverage—continued
$150,000	Ralston Purina Co., Deb., 7.875%, 6/15/2025	$179,258
200,000	Ralston Purina Co., Deb., 8.125%, 2/1/2023	234,030
9,759,000	Smithfield Foods, Inc., Sr. Unsecd. Note, Series 144A, 4.25%, 2/1/2027	9,096,329
1,450,000	Tyson Foods, Inc., 5.15%, 8/15/2044	1,402,901
1,970,000	Tyson Foods, Inc., Sr. Unsecd. Note, 3.55%, 6/2/2027	1,828,629
2,650,000	Tyson Foods, Inc., Sr. Unsecd. Note, 3.90%, 9/28/2023	2,618,854
3,850,000	Tyson Foods, Inc., Sr. Unsecd. Note, 5.10%, 9/28/2048	3,717,373
	TOTAL	186,773,115
	Consumer Non-Cyclical - Health Care—0.1%
3,035,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 3.20%, 10/1/2022	2,975,968
4,750,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 3.875%, 7/15/2023	4,737,571
1,690,000	Becton Dickinson & Co., Sr. Unsecd. Note, 3.734%, 12/15/2024	1,633,886
	TOTAL	9,347,425
	Consumer Non-Cyclical - Pharmaceuticals—1.3%
5,128,000	Abbott Laboratories, Sr. Unsecd. Note, 3.75%, 11/30/2026	5,024,658
4,050,000	Abbott Laboratories, Sr. Unsecd. Note, 4.90%, 11/30/2046	4,199,234
2,000,000	Amgen, Inc., Sr. Unsecd. Note, 3.625%, 5/22/2024	1,963,063
7,410,000	AstraZeneca PLC, Sr. Unsecd. Note, 2.375%, 6/12/2022	7,066,336
7,000,000	AstraZeneca PLC, Sr. Unsecd. Note, 3.125%, 6/12/2027	6,467,913
7,000,000	AstraZeneca PLC, Sr. Unsecd. Note, 3.50%, 8/17/2023	6,860,196
5,050,000	Bayer US Finance II LLC, Sr. Unsecd. Note, Series 144A, 3.875%, 12/15/2023	4,937,945
5,250,000	Bayer US Finance II LLC, Sr. Unsecd. Note, Series 144A, 4.25%, 12/15/2025	5,121,828
2,455,000	Bayer US Finance LLC, Sr. Unsecd. Note, Series 144A, 3.375%, 10/8/2024	2,308,705
6,170,000	Bayer US Finance LLC, Unsecd. Note, Series 144A, 2.375%, 10/8/2019	6,115,645
7,120,000	Bio-Rad Laboratories, Inc., Sr. Unsecd. Note, 4.875%, 12/15/2020	7,281,241
3,425,000	Celgene Corp., Sr. Unsecd. Note, 3.875%, 8/15/2025	3,291,577
9,100,000	Celgene Corp., Sr. Unsecd. Note, 3.90%, 2/20/2028	8,529,306
3,000,000	Celgene Corp., Sr. Unsecd. Note, 4.35%, 11/15/2047	2,519,066
2,475,000	Celgene Corp., Sr. Unsecd. Note, 5.00%, 8/15/2045	2,282,953
6,000,000	Gilead Sciences, Inc., Sr. Unsecd. Note, 3.70%, 4/1/2024	5,959,150
1,000,000	Johnson & Johnson, 5.95%, 8/15/2037	1,232,212
500,000	Merck & Co., Inc., Sr. Unsecd. Note, 5.00%, 6/30/2019	506,187
1,900,000	Shire Acquisitions Investments Ireland DAC, Sr. Unsecd. Note, 2.40%, 9/23/2021	1,822,630
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Consumer Non-Cyclical - Pharmaceuticals—continued
$10,560,000	Teva Pharmaceutical Finance Netherlands III BV, Sr. Unsecd. Note, 3.15%, 10/1/2026	$8,622,095
7,000,000	Teva Pharmaceutical Finance Netherlands III BV, Sr. Unsecd. Note, 4.10%, 10/1/2046	4,932,115
	TOTAL	97,044,055
	Consumer Non-Cyclical - Products—0.2%
3,060,000	Church and Dwight, Inc., Sr. Unsecd. Note, 3.15%, 8/1/2027	2,824,232
3,740,000	Hasbro, Inc., Sr. Unsecd. Note, 6.35%, 3/15/2040	3,965,083
500,000	Procter & Gamble Co., 2.30%, 2/6/2022	488,671
5,630,000	Reckitt Benckiser Treasury Services PLC, Sr. Unsecd. Note, Series 144A, 3.00%, 6/26/2027	5,182,395
	TOTAL	12,460,381
	Consumer Non-Cyclical - Supermarkets—0.1%
3,000,000	Kroger Co., Bond, 6.90%, 4/15/2038	3,463,470
7,800,000	Kroger Co., Sr. Unsecd. Note, 4.45%, 2/1/2047	6,787,441
	TOTAL	10,250,911
	Consumer Non-Cyclical - Tobacco—0.2%
1,939,000	Altria Group, Inc., 9.25%, 8/6/2019	2,020,088
5,335,000	Reynolds American, Inc., Sr. Unsecd. Note, 4.45%, 6/12/2025	5,193,640
5,450,000	Reynolds American, Inc., Sr. Unsecd. Note, 5.85%, 8/15/2045	5,290,197
	TOTAL	12,503,925
	Energy - Independent—1.0%
9,610,000	Anadarko Petroleum Corp., Sr. Unsecd. Note, 5.55%, 3/15/2026	9,984,786
3,930,000	Apache Corp., Sr. Unsecd. Note, 3.25%, 4/15/2022	3,835,278
9,000,000	Apache Corp., Sr. Unsecd. Note, 4.75%, 4/15/2043	7,743,247
7,000,000	Canadian Natural Resources Ltd., Sr. Unsecd. Note, 2.95%, 1/15/2023	6,693,227
12,630,000	Canadian Natural Resources Ltd., Sr. Unsecd. Note, 3.80%, 4/15/2024	12,347,813
12,625,000	Cimarex Energy Co., Sr. Unsecd. Note, 3.90%, 5/15/2027	11,626,890
1,480,000	EOG Resources, Inc., Note, 5.625%, 6/1/2019	1,496,225
5,000,000	EOG Resources, Inc., Sr. Unsecd. Note, 2.625%, 3/15/2023	4,768,719
14,150,000	Marathon Oil Corp., Sr. Unsecd. Note, 3.85%, 6/1/2025	13,269,594
4,420,000	Marathon Oil Corp., Sr. Unsecd. Note, 4.40%, 7/15/2027	4,241,473
610,000	XTO Energy, Inc., 6.75%, 8/1/2037	787,764
	TOTAL	76,795,016
	Energy - Integrated—1.3%
2,485,000	BP Capital Markets PLC, 3.119%, 5/4/2026	2,318,367
8,000,000	BP Capital Markets PLC, Company Guarantee, 3.561%, 11/1/2021	7,981,933
10,000,000	BP Capital Markets PLC, Sr. Unsecd. Note, 3.062%, 3/17/2022	9,825,618
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Energy - Integrated—continued
$100,000	BP PLC, Deb., 8.75%, 3/1/2032	$140,196
4,030,000	CNPC Hong Kong Overseas Capital Ltd., Company Guarantee, Series 144A, 5.95%, 4/28/2041	4,675,787
3,400,000	Chevron Corp., Sr. Unsecd. Note, 3.191%, 6/24/2023	3,343,142
4,000,000	Conoco, Inc., 7.25%, 10/15/2031	5,059,954
6,305,000	Husky Energy, Inc., 4.00%, 4/15/2024	6,164,881
5,000,000	Husky Energy, Inc., Sr. Unsecd. Note, 3.95%, 4/15/2022	5,001,428
4,000,000	Petro-Canada, Sr. Unsecd. Note, 6.80%, 5/15/2038	4,652,405
7,800,000	Petrobras Global Finance BV, Sr. Unsecd. Note, 4.375%, 5/20/2023	7,478,640
1,400,000	Petroleos Mexicanos, 6.50%, 6/2/2041	1,161,300
14,260,000	Petroleos Mexicanos, Company Guarantee, 5.50%, 1/21/2021	14,231,480
5,000,000	Petroleos Mexicanos, Sr. Unsecd. Note, 6.375%, 1/23/2045	4,018,750
900,000	Shell International Finance B.V., 4.30%, 9/22/2019	908,819
3,770,000	Shell International Finance B.V., Sr. Unsecd. Note, 2.875%, 5/10/2026	3,538,351
3,025,000	Shell International Finance B.V., Sr. Unsecd. Note, 4.00%, 5/10/2046	2,821,978
14,000,000	Shell International Finance B.V., Sr. Unsecd. Note, 4.125%, 5/11/2035	13,628,305
	TOTAL	96,951,334
	Energy - Midstream—1.2%
2,220,000	Andeavor Logistics LP, Sr. Unsecd. Note, 4.25%, 12/1/2027	2,076,060
4,000,000	Columbia Pipeline Group, Inc., Sr. Unsecd. Note, 4.50%, 6/1/2025	4,036,844
2,400,000	Columbia Pipeline Group, Inc., Sr. Unsecd. Note, 5.80%, 6/1/2045	2,504,648
10,000,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.90%, 2/1/2024	10,046,539
4,270,000	Energy Transfer Partners LP, Sr. Unsecd. Note, Series 30Y, 6.00%, 6/15/2048	4,125,366
5,000,000	Enterprise Products Operating LLC, Sr. Unsecd. Note, 4.25%, 2/15/2048	4,361,556
6,250,000	Enterprise Products Operating LLC, Sr. Unsecd. Note, 4.85%, 3/15/2044	5,884,082
1,110,000	Florida Gas Transmission Co. LLC, Sr. Unsecd. Note, Series 144A, 5.45%, 7/15/2020	1,138,424
400,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.30%, 9/15/2020	409,891
1,650,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.80%, 3/15/2035	1,666,701
5,870,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 6.375%, 3/1/2041	6,091,833
4,960,000	Kinder Morgan, Inc., Sr. Unsecd. Note, 4.30%, 3/1/2028	4,782,993
3,220,000	MPLX LP, Sr. Unsecd. Note, 4.00%, 3/15/2028	2,988,293
5,910,000	MPLX LP, Sr. Unsecd. Note, 4.125%, 3/1/2027	5,550,552
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Energy - Midstream—continued
$5,200,000	MPLX LP, Sr. Unsecd. Note, 4.90%, 4/15/2058	$4,331,105
8,390,000	ONEOK, Inc., Sr. Unsecd. Note, 4.95%, 7/13/2047	7,536,891
4,710,000	TC Pipelines, LP, Sr. Unsecd. Note, 3.90%, 5/25/2027	4,377,311
3,850,000	Texas Eastern Transmission LP, Sr. Unsecd. Note, Series 144A, 2.80%, 10/15/2022	3,683,131
2,760,000	Williams Partners LP, 5.25%, 3/15/2020	2,810,766
5,700,000	Williams Partners LP, Sr. Unsecd. Note, 3.90%, 1/15/2025	5,509,514
1,330,000	Williams Partners LP, Sr. Unsecd. Note, 4.125%, 11/15/2020	1,334,996
7,500,000	Williams Partners LP, Sr. Unsecd. Note, 4.85%, 3/1/2048	6,634,076
	TOTAL	91,881,572
	Energy - Oil Field Services—0.3%
9,600,000	Schlumberger Holdings Corp., Sr. Unsecd. Note, Series 144A, 4.00%, 12/21/2025	9,427,262
4,700,000	Schlumberger Investment SA, Sr. Unsecd. Note, 3.65%, 12/1/2023	4,618,447
250,000	Weatherford International Ltd., 5.125%, 9/15/2020	211,250
5,050,000	Weatherford International Ltd., 9.875%, 3/1/2039	3,156,250
2,910,000	Weatherford International Ltd., Sr. Unsecd. Note, 5.95%, 4/15/2042	1,644,150
	TOTAL	19,057,359
	Energy - Refining—0.4%
8,000,000	Marathon Petroleum Corp., Sr. Unsecd. Note, 3.625%, 9/15/2024	7,697,242
10,200,000	Marathon Petroleum Corp., Sr. Unsecd. Note, 4.75%, 9/15/2044	9,111,221
4,020,000	Valero Energy Corp., 7.50%, 4/15/2032	4,888,290
12,000,000	Valero Energy Corp., Sr. Unsecd. Note, 4.90%, 3/15/2045	11,082,000
	TOTAL	32,778,753
	Financial Institution - Banking—5.1%
9,995,000	American Express Co., 2.65%, 12/2/2022	9,558,463
7,210,000	Associated Banc-Corp., Sub. Note, 4.25%, 1/15/2025	7,178,451
1,460,000	Bank of America Corp., Sr. Unsecd. Note, 3.419%, 12/20/2028	1,347,887
6,200,000	Bank of America Corp., Sr. Unsecd. Note, 3.705%, 4/24/2028	5,860,134
3,690,000	Bank of America Corp., Sr. Unsecd. Note, Series GMTN, 2.816%, 7/21/2023	3,536,189
7,500,000	Bank of America Corp., Sr. Unsecd. Note, Series GMTN, 3.30%, 1/11/2023	7,318,076
5,400,000	Bank of America Corp., Sr. Unsecd. Note, Series GMTN, 3.593%, 7/21/2028	5,094,074
10,000,000	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 3.248%, 10/21/2027	9,201,198
8,440,000	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 3.824%, 1/20/2028	8,057,852
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Financial Institution - Banking—continued
$1,622,000	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 4.00%, 4/1/2024	$1,617,787
500,000	Bank of America Corp., Sub. Note, 5.49%, 3/15/2019	503,234
3,500,000	Bank of America Corp., Sub. Note, Series L, 3.95%, 4/21/2025	3,385,417
6,840,000	Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 3.25%, 9/11/2024	6,638,858
1,740,000	Bank of New York Mellon Corp., Sub. Note, Series MTN, 3.00%, 10/30/2028	1,564,380
10,250,000	Branch Banking & Trust Co., Sub. Note, 3.80%, 10/30/2026	10,043,773
4,200,000	Capital One Bank, Series BKNT, 2.95%, 7/23/2021	4,107,141
2,100,000	Capital One Bank, Sub. Note, 3.375%, 2/15/2023	2,017,279
7,940,000	Citigroup, Inc., 4.125%, 7/25/2028	7,493,722
3,000,000	Citigroup, Inc., Sr. Unsecd. Note, 2.35%, 8/2/2021	2,895,266
3,970,000	Citigroup, Inc., Sr. Unsecd. Note, 2.75%, 4/25/2022	3,821,358
10,000,000	Citigroup, Inc., Sr. Unsecd. Note, 3.142%, 1/24/2023	9,771,143
7,000,000	Citigroup, Inc., Sr. Unsecd. Note, 3.30%, 4/27/2025	6,607,060
5,000,000	Citigroup, Inc., Sr. Unsecd. Note, 3.887%, 1/10/2028	4,776,475
9,260,000	Citigroup, Inc., Sr. Unsecd. Note, 4.50%, 1/14/2022	9,426,454
5,000,000	Citigroup, Inc., Sub. Note, 3.875%, 3/26/2025	4,815,996
13,600,000	Citizens Financial Group, Inc., Sub. Note, Series 144A, 4.15%, 9/28/2022	13,485,906
2,850,000	City National Corp., Sr. Unsecd. Note, 5.25%, 9/15/2020	2,952,695
6,770,000	Comerica, Inc., 3.80%, 7/22/2026	6,499,642
2,550,000	Comerica, Inc., Sr. Unsecd. Note, 2.125%, 5/23/2019	2,537,352
6,980,000	Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 4/10/2025	6,683,856
500,000	Credit Suisse Group AG, Sub. Note, 5.40%, 1/14/2020	508,166
1,530,000	Fifth Third Bancorp, Sr. Unsecd. Note, 2.30%, 3/1/2019	1,527,359
7,845,000	Fifth Third Bancorp, Sr. Unsecd. Note, 2.875%, 7/27/2020	7,776,953
4,060,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 2.35%, 11/15/2021	3,878,676
5,750,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 2.876%, 10/31/2022	5,550,166
2,100,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 2.905%, 7/24/2023	2,005,908
2,200,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 2.908%, 6/5/2023	2,110,410
12,000,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.50%, 11/16/2026	11,070,561
6,000,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.691%, 6/5/2028	5,559,588
5,000,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.75%, 2/25/2026	4,740,550
8,000,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.814%, 4/23/2029	7,438,581
500,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 5.25%, 7/27/2021	516,291
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Financial Institution - Banking—continued
$1,300,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 5.75%, 1/24/2022	$1,364,323
2,400,000		HSBC Holdings PLC, Sr. Unsecd. Note, 3.262%, 3/13/2023	2,335,234
10,000,000		HSBC Holdings PLC, Sr. Unsecd. Note, 3.90%, 5/25/2026	9,506,129
4,680,000		HSBC Holdings PLC, Sr. Unsecd. Note, 5.10%, 4/5/2021	4,812,642
4,450,000		HSBC USA, Inc., Sr. Unsecd. Note, 3.50%, 6/23/2024	4,334,632
4,500,000		Huntington Bancshares, Inc., Sr. Unsecd. Note, 4.00%, 5/15/2025	4,479,362
3,500,000		JPMorgan Chase & Co., 3.25%, 9/23/2022	3,444,464
2,000,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.30%, 4/1/2026	1,882,356
7,450,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.509%, 1/23/2029	6,975,699
10,000,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.54%, 5/1/2028	9,440,113
9,000,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.782%, 2/1/2028	8,649,061
10,000,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 4.50%, 1/24/2022	10,241,340
4,000,000		JPMorgan Chase & Co., Sub. Note, 3.375%, 5/1/2023	3,886,246
2,550,000		M&T Bank Corp., Sr. Unsecd. Note, 3.55%, 7/26/2023	2,543,671
5,000,000		Manufacturers & Traders Trust Co., Sr. Unsecd. Note, Series BKNT, 2.50%, 5/18/2022	4,821,245
2,185,000	[1]	Manufacturers & Traders Trust Co., Sub. Note, Series BKNT, 3.376%, (3-month USLIBOR +0.640%), 12/1/2021	2,169,888
12,000,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 3.772%, 1/24/2029	11,341,870
1,500,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 5.50%, 7/24/2020	1,544,557
500,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 5.50%, 7/28/2021	521,869
2,000,000	[1]	Morgan Stanley, Sr. Unsecd. Note, Series MTN, 4.699%, (US CPI Urban Consumers YoY NSA +2.000%), 5/17/2023	1,970,000
10,000,000		Morgan Stanley, Sub. Note, 3.95%, 4/23/2027	9,403,391
5,000,000		Morgan Stanley, Sub. Note, 5.00%, 11/24/2025	5,076,867
6,300,000		Morgan Stanley, Sub. Note, Series MTN, 4.10%, 5/22/2023	6,256,873
5,100,000		PNC Bank N.A., Sr. Unsecd. Note, Series 10YR, 3.25%, 1/22/2028	4,850,725
5,000,000		PNC Bank N.A., Sr. Unsecd. Note, Series BKNT, 2.55%, 12/9/2021	4,858,825
2,000,000		PNC Funding Corp., Sr. Unsecd. Note, 6.70%, 6/10/2019	2,037,606
278,791	[2]	Regional Diversified Funding, Series 144A, 9.25%, 3/15/2030	171,261
3,000,000		State Street Corp., Sr. Unsecd. Note, 3.55%, 8/18/2025	2,943,948
3,310,000		SunTrust Bank, Sub. Note, 3.30%, 5/15/2026	3,113,033
3,850,000		SunTrust Banks, Inc., Sr. Unsecd. Note, 2.90%, 3/3/2021	3,796,308
4,000,000		SunTrust Banks, Inc., Sr. Unsecd. Note, 4.00%, 5/1/2025	3,962,202
500,000		SunTrust Banks, Inc., Sub. Note, 6.00%, 2/15/2026	546,231
8,400,000		Wells Fargo & Co., Sr. Unsecd. Note, 3.00%, 10/23/2026	7,671,052
18,650,000		Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 3.584%, 5/22/2028	17,699,937
		TOTAL	390,133,287
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Financial Institution - Broker/Asset Mgr/Exchange—0.8%
$7,925,000	Cantor Fitzgerald LP, Bond, 7.875%, 10/15/2019	$8,164,241
2,645,000	FMR LLC, Bond, Series 144A, 7.57%, 6/15/2029	3,402,176
6,740,000	FMR LLC, Sr. Unsecd. Note, Series 144A, 5.35%, 11/15/2021	7,063,103
2,300,000	FMR LLC, Sr. Unsecd. Note, Series 144A, 7.49%, 6/15/2019	2,350,390
2,810,000	Invesco Finance PLC, Sr. Unsecd. Note, 3.75%, 1/15/2026	2,702,224
3,000,000	Jefferies Group LLC, Sr. Unsecd. Note, 4.85%, 1/15/2027	2,862,125
1,190,000	Jefferies Group LLC, Sr. Unsecd. Note, 6.875%, 4/15/2021	1,267,434
4,040,000	Jefferies Group LLC, Sr. Unsecd. Note, 8.50%, 7/15/2019	4,160,768
3,265,000	Nuveen LLC, Sr. Unsecd. Note, Series 144A, 4.00%, 11/1/2028	3,283,637
3,580,000	Stifel Financial Corp., 4.25%, 7/18/2024	3,572,061
4,890,000	Stifel Financial Corp., Sr. Unsecd. Note, 3.50%, 12/1/2020	4,868,008
12,000,000	TD Ameritrade Holding Corp., Sr. Unsecd. Note, 3.625%, 4/1/2025	11,690,308
5,085,000	TIAA Asset Management Finance Co. LLC, Sr. Unsecd. Note, Series 144A, 4.125%, 11/1/2024	5,117,721
	TOTAL	60,504,196
	Financial Institution - Finance Companies—0.4%
6,500,000	Discover Bank, Sr. Unsecd. Note, Series BKNT, 4.65%, 9/13/2028	6,321,380
1,235,000	Discover Bank, Sub. Note, Series BKNT, 8.70%, 11/18/2019	1,292,147
3,140,000	Discover Financial Services, 5.20%, 4/27/2022	3,231,339
3,975,000	Discover Financial Services, Sr. Unsecd. Note, 3.85%, 11/21/2022	3,928,966
12,753,000	GE Capital International Funding, Inc., Sr. Unsecd. Note, 4.418%, 11/15/2035	10,313,938
250,000	International Lease Finance Corp., 5.875%, 8/15/2022	262,284
7,520,000	Macquarie Group Ltd., Sr. Unsecd. Note, Series 144A, 6.00%, 1/14/2020	7,714,454
743,000	Susa Partnership LP, Deb., 7.50%, 12/1/2027	774,499
	TOTAL	33,839,007
	Financial Institution - Insurance - Health—0.3%
6,250,000	Halfmoon Parent, Inc., Sec. Fac. Bond, Series 144A, 4.125%, 11/15/2025	6,182,498
6,250,000	Halfmoon Parent, Inc., Sr. Unsecd. Note, Series 144A, 3.75%, 7/15/2023	6,172,507
1,000,000	UnitedHealth Group, Inc., Sr. Unsecd. Note, 2.70%, 7/15/2020	992,975
6,705,000	UnitedHealth Group, Inc., Sr. Unsecd. Note, 3.75%, 7/15/2025	6,680,202
2,295,000	UnitedHealth Group, Inc., Sr. Unsecd. Note, 4.75%, 7/15/2045	2,383,623
	TOTAL	22,411,805
	Financial Institution - Insurance - Life—1.4%
3,600,000	AXA-UAP, Sub. Note, 8.60%, 12/15/2030	4,536,000
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Financial Institution - Insurance - Life—continued
$10,000,000	Aflac, Inc., Sr. Unsecd. Note, 3.625%, 6/15/2023	$9,951,262
11,000,000	American International Group, Inc., 4.50%, 7/16/2044	9,566,225
2,600,000	American International Group, Inc., Sr. Unsecd. Note, 4.125%, 2/15/2024	2,577,524
2,500,000	American International Group, Inc., Sr. Unsecd. Note, 4.875%, 6/1/2022	2,566,998
7,780,000	Lincoln National Corp., Sr. Note, 7.00%, 6/15/2040	9,610,490
2,650,000	Massachusetts Mutual Life Insurance Co., Sub. Note, Series 144A, 5.375%, 12/1/2041	2,886,359
4,968,000	Massachusetts Mutual Life Insurance Co., Sub. Note, Series 144A, 8.875%, 6/1/2039	7,492,787
2,200,000	MetLife, Inc., Jr. Sub. Note, 10.75%, 8/1/2039	3,283,500
10,000,000	MetLife, Inc., Sr. Unsecd. Note, 4.05%, 3/1/2045	9,008,098
232,000	MetLife, Inc., Sr. Unsecd. Note, 4.75%, 2/8/2021	238,073
11,450,000	Northwestern Mutual Life Insurance Co., Sub. Note, Series 144A, 6.063%, 3/30/2040	13,768,480
5,060,000	Pacific Life Insurance Co., Sub. Note, Series 144A, 4.30%, 10/24/2067	4,415,891
3,000,000	Pacific LifeCorp., Bond, Series 144A, 6.60%, 9/15/2033	3,552,005
2,070,000	Penn Mutual Life Insurance Co., Sr. Note, Series 144A, 7.625%, 6/15/2040	2,672,455
5,450,000	Principal Financial Group, Inc., Sr. Unsecd. Note, 3.10%, 11/15/2026	5,040,350
2,190,000	Principal Financial Group, Inc., Sr. Unsecd. Note, 3.30%, 9/15/2022	2,165,935
8,000,000	Prudential Financial, Inc., Series MTN, 5.10%, 8/15/2043	8,034,226
1,050,000	Prudential Financial, Inc., Series MTN, 6.625%, 12/1/2037	1,271,180
430,000	Prudential Financial, Inc., Sr. Note, Series MTND, 7.375%, 6/15/2019	439,266
2,050,000	Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 6.20%, 11/15/2040	2,342,084
	TOTAL	105,419,188
	Financial Institution - Insurance - P&C—0.7%
1,000,000	Assured Guaranty US Holding, Inc., 7.00%, 6/1/2034	1,137,846
3,500,000	Berkshire Hathaway, Inc., Sr. Unsecd. Note, 3.125%, 3/15/2026	3,344,647
3,700,000	CNA Financial Corp., Sr. Unsecd. Note, 3.45%, 8/15/2027	3,385,394
7,620,000	CNA Financial Corp., Sr. Unsecd. Note, 5.875%, 8/15/2020	7,883,289
4,350,000	Chubb INA Holdings, Inc., 3.35%, 5/3/2026	4,198,726
3,700,000	Chubb INA Holdings, Inc., Sr. Unsecd. Note, 3.35%, 5/15/2024	3,623,682
1,000,000	Cincinnati Financial Corp., 6.92%, 5/15/2028	1,203,572
4,930,000	Hartford Financial Services Group, Inc., Sr. Unsecd. Note, 4.40%, 3/15/2048	4,511,461
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Financial Institution - Insurance - P&C—continued
$2,500,000	Hartford Financial Services Group, Inc., Sr. Unsecd. Note, 6.625%, 4/15/2042	$2,964,167
3,615,000	Liberty Mutual Group, Inc., Company Guarantee, Series 144A, 5.00%, 6/1/2021	3,692,965
5,350,000	Liberty Mutual Group, Inc., Series 144A, 4.95%, 5/1/2022	5,462,791
5,000,000	Liberty Mutual Group, Inc., Sr. Unsecd. Note, Series 144A, 4.25%, 6/15/2023	5,041,030
6,600,000	Nationwide Mutual Insurance Co., Sub. Note, Series 144A, 9.375%, 8/15/2039	9,744,251
	TOTAL	56,193,821
	Financial Institution - REIT - Apartment—0.5%
12,130,000	Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 3.35%, 5/15/2027	11,523,147
3,745,000	Mid-America Apartment Communities LP, 4.00%, 11/15/2025	3,671,132
5,100,000	Mid-America Apartment Communities LP, Sr. Unsecd. Note, 3.75%, 6/15/2024	4,982,893
3,910,000	Post Apartment Homes LP, Sr. Unsecd. Note, 3.375%, 12/1/2022	3,832,007
2,100,000	UDR, Inc., Company Guarantee, Series 0001, 4.625%, 1/10/2022	2,144,154
9,900,000	UDR, Inc., Series MTN, 3.75%, 7/1/2024	9,709,467
2,100,000	UDR, Inc., Sr. Unsecd. Note, Series GMTN, 3.50%, 1/15/2028	1,954,561
	TOTAL	37,817,361
	Financial Institution - REIT - Healthcare—0.5%
3,000,000	Health Care REIT, Inc., Sr. Unsecd. Note, 4.00%, 6/1/2025	2,918,751
3,400,000	Health Care REIT, Inc., Sr. Unsecd. Note, 4.125%, 4/1/2019	3,402,508
2,640,000	Health Care REIT, Inc., Sr. Unsecd. Note, 4.95%, 1/15/2021	2,695,508
5,350,000	Health Care REIT, Inc., Sr. Unsecd. Note, 6.125%, 4/15/2020	5,520,935
8,260,000	Healthcare Trust of America, 3.70%, 4/15/2023	8,051,675
3,200,000	Healthcare Trust of America, Sr. Unsecd. Note, 3.75%, 7/1/2027	3,006,476
5,000,000	Physicians Realty Trust, Sr. Unsecd. Note, 3.95%, 1/15/2028	4,660,444
3,650,000	Physicians Realty Trust, Sr. Unsecd. Note, 4.30%, 3/15/2027	3,501,808
2,500,000	Welltower, Inc., Sr. Unsecd. Note, 4.25%, 4/1/2026	2,461,004
	TOTAL	36,219,109
	Financial Institution - REIT - Office—0.2%
3,000,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.90%, 6/15/2023	3,003,564
2,220,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.95%, 1/15/2027	2,128,993
3,000,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 4.60%, 4/1/2022	3,076,951
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Financial Institution - REIT - Office—continued
$5,330,000	Boston Properties LP, Sr. Unsecd. Note, 3.20%, 1/15/2025	$5,035,348
4,000,000	Boston Properties LP, Sr. Unsecd. Note, 3.85%, 2/1/2023	3,960,430
	TOTAL	17,205,286
	Financial Institution - REIT - Other—0.3%
5,000,000	Liberty Property LP, Sr. Unsecd. Note, 4.125%, 6/15/2022	5,069,758
5,000,000	ProLogis LP, Sr. Unsecd. Note, 3.75%, 11/1/2025	4,963,355
4,000,000	ProLogis LP, Sr. Unsecd. Note, 4.25%, 8/15/2023	4,115,959
10,000,000	WP Carey, Inc., Sr. Unsecd. Note, 4.60%, 4/1/2024	10,059,585
	TOTAL	24,208,657
	Financial Institution - REIT - Retail—0.4%
8,810,000	Kimco Realty Corp., Sr. Unsecd. Note, 2.80%, 10/1/2026	7,814,081
1,530,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.40%, 11/1/2022	1,490,586
3,840,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.80%, 4/1/2027	3,624,333
7,000,000	Regency Centers Corp., Sr. Unsecd. Note, 3.75%, 11/15/2022	6,931,043
3,330,000	Regency Centers LP, Sr. Unsecd. Note, 4.125%, 3/15/2028	3,228,185
3,910,000	Tanger Properties LP, Sr. Unsecd. Note, 3.125%, 9/1/2026	3,468,251
2,590,000	Tanger Properties LP, Sr. Unsecd. Note, 3.875%, 12/1/2023	2,527,317
	TOTAL	29,083,796
	Municipal Services—0.0%
766,282	Army Hawaii Family Housing, Series 144A, 5.524%, 6/15/2050	819,132
1,465,000	Camp Pendleton & Quantico Housing LLC, 5.572%, 10/1/2050	1,590,484
	TOTAL	2,409,616
	Sovereign—0.1%
3,900,000	Corp Andina De Fomento, Note, 8.125%, 6/4/2019	3,998,787
1,875,000	Corp Andina De Fomento, Sr. Unsecd. Note, 4.375%, 6/15/2022	1,929,506
3,700,000	Inter-American Development Bank, Series MTN, 6.75%, 7/15/2027	4,549,724
	TOTAL	10,478,017
	Technology—2.2%
5,605,000	Adobe, Inc., Sr. Unsecd. Note, 3.25%, 2/1/2025	5,453,146
2,000,000	Apple, Inc., 3.45%, 5/6/2024	1,985,136
16,000,000	Apple, Inc., Sr. Unsecd. Note, 2.40%, 5/3/2023	15,283,487
7,000,000	Apple, Inc., Sr. Unsecd. Note, 2.90%, 9/12/2027	6,487,151
9,600,000	Apple, Inc., Sr. Unsecd. Note, 4.45%, 5/6/2044	9,610,507
6,800,000	Automatic Data Processing, Inc., 3.375%, 9/15/2025	6,717,956
2,000,000	Cisco Systems, Inc., 3.625%, 3/4/2024	2,009,739
4,000,000	Cisco Systems, Inc., Sr. Unsecd. Note, 2.20%, 2/28/2021	3,908,562
250,000	Corning, Inc., 4.25%, 8/15/2020	254,377
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Technology—continued
$9,950,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, Series 144A, 4.42%, 6/15/2021	$9,966,497
10,080,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, Series 144A, 6.02%, 6/15/2026	10,209,045
4,350,000	Equifax, Inc., Sr. Unsecd. Note, 2.30%, 6/1/2021	4,204,498
3,025,000	Equifax, Inc., Sr. Unsecd. Note, Series FXD, 3.60%, 8/15/2021	3,004,613
6,585,000	Fiserv, Inc., Sr. Unsecd. Note, 3.80%, 10/1/2023	6,582,249
8,470,000	Hewlett Packard Enterprise Co., Sr. Unsecd. Note, 3.60%, 10/15/2020	8,467,704
400,000	IBM Corp., 1.875%, 5/15/2019	398,147
4,850,000	Ingram Micro, Inc., Sr. Unsecd. Note, 5.00%, 8/10/2022	4,770,571
3,485,000	Ingram Micro, Inc., Sr. Unsecd. Note, 5.45%, 12/15/2024	3,378,252
6,000,000	Intel Corp., Sr. Unsecd. Note, 3.70%, 7/29/2025	5,948,416
5,630,000	Keysight Technologies, Inc., 4.55%, 10/30/2024	5,643,236
2,546,000	Microsoft Corp., 3.50%, 11/15/2042	2,291,783
2,650,000	Microsoft Corp., Sr. Unsecd. Note, 2.40%, 8/8/2026	2,431,379
2,000,000	Microsoft Corp., Sr. Unsecd. Note, 3.125%, 11/3/2025	1,941,580
7,420,000	Microsoft Corp., Sr. Unsecd. Note, 3.95%, 8/8/2056	6,930,261
4,890,000	Molex Electronics Technologies LLC, Unsecd. Note, Series 144A, 3.90%, 4/15/2025	4,786,841
7,000,000	Oracle Corp., 6.50%, 4/15/2038	8,689,609
5,000,000	Oracle Corp., Sr. Unsecd. Note, 2.50%, 5/15/2022	4,847,299
2,100,000	SAIC, Inc., Company Guarantee, Series 1, 5.95%, 12/1/2040	2,013,359
5,430,000	Total System Services, Inc., Sr. Unsecd. Note, 4.45%, 6/1/2028	5,319,276
1,970,000	Total System Services, Inc., Sr. Unsecd. Note, 4.80%, 4/1/2026	1,979,043
1,750,000	Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 9/12/2022	1,768,524
8,000,000	Verisk Analytics, Inc., Unsecd. Note, 4.00%, 6/15/2025	7,921,444
	TOTAL	165,203,687
	Transportation - Airlines—0.0%
71,964	Continental Airlines, Inc., Equip. Trust, Series 991A, 6.545%, 2/2/2019	72,357
	Transportation - Railroads—0.3%
1,898,000	Burlington Northern Santa Fe Corp., 3.05%, 9/1/2022	1,867,142
1,180,000	Burlington Northern Santa Fe Corp., Sr. Unsecd. Note, 3.45%, 9/15/2021	1,185,450
1,368,000	CSX Transportation, Inc., Sr. Unsecd. Note, 9.75%, 6/15/2020	1,494,866
5,000,000	Canadian Pacific Railway Co., Sr. Unsecd. Note, 2.90%, 2/1/2025	4,752,745
1,850,000	Canadian Pacific Railway Co., 7.125%, 10/15/2031	2,306,749
5,925,000	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.00%, 5/15/2023	5,690,896
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Transportation - Railroads—continued
$4,660,000	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 4.70%, 5/1/2048	$4,527,400
	TOTAL	21,825,248
	Transportation - Services—0.5%
2,690,000	Enterprise Rent-A-Car USA Finance Co., Sr. Note, Series 144A, 5.25%, 10/1/2020	2,771,394
6,325,000	Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, Series 144A, 5.625%, 3/15/2042	6,768,043
16,750,000	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, Series 144A, 3.375%, 2/1/2022	16,465,618
3,125,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.25%, 9/1/2021	3,010,929
8,000,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.40%, 3/1/2023	7,885,630
2,940,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.45%, 11/15/2021	2,923,835
	TOTAL	39,825,449
	Utility - Electric—2.2%
3,150,000	AEP Texas, Inc., Sr. Unsecd. Note, 3.85%, 10/1/2025	3,122,938
2,960,000	Ameren Corp., Sr. Unsecd. Note, 3.65%, 2/15/2026	2,853,037
2,125,000	American Electric Power Co., Inc., Sr. Unsecd. Note, Series F, 2.95%, 12/15/2022	2,066,889
3,760,000	Berkshire Hathaway Energy Co., 3.50%, 2/1/2025	3,698,499
1,600,000	Consolidated Edison Co., 4.625%, 12/1/2054	1,522,650
12,020,000	Duke Energy Corp., Sr. Unsecd. Note, 3.75%, 9/1/2046	10,141,373
2,775,000	Duke Energy Indiana, Inc., 1st Mtg. Bond, 6.35%, 8/15/2038	3,418,941
427,000	Duke Energy Indiana, Inc., Sr. Deb., 6.12%, 10/15/2035	510,952
6,150,000	EDP Finance BV, Sr. Unsecd. Note, Series 144A, 3.625%, 7/15/2024	5,815,452
11,100,000	Electricite de France SA, Jr. Sub. Note, Series 144A, 5.625%, 7/22/2067	10,475,625
5,885,000	Electricite de France SA, Note, Series 144A, 5.60%, 1/27/2040	6,000,050
3,940,000	Emera US Finance LP, Sr. Unsecd. Note, 3.55%, 6/15/2026	3,688,373
15,600,000	Emera US Finance LP, Sr. Unsecd. Note, 4.75%, 6/15/2046	14,609,177
4,900,000	Enel Finance International NV, Sr. Unsecd. Note, Series 144A, 4.625%, 9/14/2025	4,636,219
3,330,000	Enel Finance International NV, Sr. Unsecd. Note, Series 144A, 4.875%, 6/14/2029	3,077,371
513,000	Entergy Louisiana LLC, 1st Mtg. Bond, 5.40%, 11/1/2024	559,048
6,955,000	EverSource Energy, Sr. Unsecd. Note, Series L, 2.90%, 10/1/2024	6,623,036
7,100,000	Exelon Corp., Sr. Unsecd. Note, 3.95%, 6/15/2025	6,965,208
4,012,000	Exelon Corp., Sr. Unsecd. Note, 4.45%, 4/15/2046	3,745,533
9,760,000	Fortis, Inc., Sr. Unsecd. Note, 3.055%, 10/4/2026	8,857,390
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Utility - Electric—continued
$5,400,000	Gulf Power Co., 4.55%, 10/1/2044	$5,370,423
1,250,000	Gulf Power Co., Sr. Unsecd. Note, Series 12-A, 3.10%, 5/15/2022	1,238,270
2,960,000	Kansas City Power And Light Co., Sr. Unsecd. Note, 3.65%, 8/15/2025	2,885,685
4,130,000	Kansas City Power And Light Co., Sr. Unsecd. Note, 4.20%, 3/15/2048	3,866,825
1,325,000	MidAmerican Energy Holdings Co., Sr. Unsecd. Note, 5.95%, 5/15/2037	1,539,929
8,040,000	National Rural Utilities Cooperative Finance Corp., Sr. Sub. Note, 5.25%, 4/20/2046	8,085,319
4,970,000	NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.55%, 5/1/2027	4,697,538
2,000,000	NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.625%, 6/15/2023	1,983,397
5,000,000	NiSource Finance Corp., Sr. Unsecd. Note, 3.95%, 3/30/2048	4,339,420
2,685,000	NiSource Finance Corp., Sr. Unsecd. Note, 4.375%, 5/15/2047	2,446,168
250,000	Northern States Power Co., MN, 7.125%, 7/1/2025	296,717
1,390,000	PPL Capital Funding, Inc., Sr. Unsecd. Note, 3.95%, 3/15/2024	1,388,545
2,412,000	PPL Capital Funding, Inc., Sr. Unsecd. Note, 4.20%, 6/15/2022	2,431,394
5,900,000	PPL WEM Holdings PLC, Sr. Unsecd. Note, Series 144A, 5.375%, 5/1/2021	6,083,578
500,000	Public Service Co., CO, 1st Mtg. Bond, 5.125%, 6/1/2019	504,957
7,550,000	Southern Co., Sr. Unsecd. Note, 3.25%, 7/1/2026	6,995,508
1,500,000	Southwestern Electric Power Co., Sr. Unsecd. Note, 6.20%, 3/15/2040	1,744,270
5,290,000	UIL Holdings Corp., Sr. Unsecd. Note, 4.625%, 10/1/2020	5,395,791
5,700,000	Wisconsin Energy Corp., Sr. Unsecd. Note, 3.55%, 6/15/2025	5,559,729
	TOTAL	169,241,224
	Utility - Natural Gas—0.5%
500,000	ANR Pipeline Co., Sr. Deb., 9.625%, 11/1/2021	576,068
1,290,000	Atmos Energy Corp., 8.50%, 3/15/2019	1,309,510
2,930,000	Enbridge Energy Partners LP, Sr. Unsecd. Note, 5.50%, 9/15/2040	2,889,011
3,815,000	National Fuel Gas Co., Sr. Unsecd. Note, 3.75%, 3/1/2023	3,695,459
2,870,000	National Fuel Gas Co., Sr. Unsecd. Note, 3.95%, 9/15/2027	2,651,701
5,680,000	National Fuel Gas Co., Sr. Unsecd. Note, 4.90%, 12/1/2021	5,752,962
6,500,000	Sempra Energy, Sr. Unsecd. Note, 3.40%, 2/1/2028	5,925,870
5,300,000	Sempra Energy, Sr. Unsecd. Note, 3.55%, 6/15/2024	5,173,149
1,160,000	Sempra Energy, Sr. Unsecd. Note, 6.00%, 10/15/2039	1,267,047
3,000,000	Sempra Energy, Sr. Unsecd. Note, 9.80%, 2/15/2019	3,037,953
2,380,000	Southeast Supply Header LLC, Sr. Unsecd. Note, Series 144A, 4.25%, 6/15/2024	2,361,021
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Utility - Natural Gas—continued
$7,490,000		Southern Natural Gas, Sr. Unsecd. Note, Series 144A, 4.80%, 3/15/2047	$6,833,837
		TOTAL	41,473,588
		Utility - Natural Gas Distributor—0.0%
1,765,000		Southern Co. Gas Capital, Sr. Unsecd. Note, 3.95%, 10/1/2046	1,508,677
		TOTAL CORPORATE BONDS (IDENTIFIED COST $2,737,422,736)	2,660,200,075
		CORPORATE NOTE—0.0%
		Financial Institution - Banking—0.0%
3,000,000	[1]	JPMorgan Chase & Co., Series MTN, 4.277%, (US CPI Urban Consumers YoY NSA +2.000%), 2/25/2021 (IDENTIFIED COST $3,000,000)	3,002,400
	[1]	ADJUSTABLE RATE MORTGAGES—0.0%
		Federal National Mortgage Association—0.0%
5,320		FNMA ARM 681769, 4.018%, 1/01/2033	5,543
		Government National Mortgage Association—0.0%
476		GNMA2 ARM 8717, 3.125%, 10/20/2025	483
1,632		GNMA2 ARM 80201, 30 Year, 3.625%, 5/20/2028	1,658
		TOTAL	2,141
		TOTAL ADJUSTABLE RATE MORTGAGES (IDENTIFIED COST $7,657)	7,684
		ASSET-BACKED SECURITIES—0.4%
		Auto Receivables—0.3%
5,000,000		AmeriCredit Automobile Receivables Trust 2017-2, Class D, 3.42%, 4/18/2023	4,978,351
2,422,490	[1]	Chesapeake Funding II LLC 2016-2A, Class A2, 3.307%, (1-month USLIBOR +1.000%), 6/15/2028	2,429,300
5,385,000		Drive Auto Receivables Trust 2017-AA, Class C, 2.98%, 1/18/2022	5,377,945
4,000,000		Santander Drive Auto Receivables Trust 2016-2, Class D, 3.39%, 4/15/2022	4,001,877
5,000,000		Santander Drive Auto Receivables Trust 2017-1, Class D, 3.17%, 4/17/2023	4,968,537
		TOTAL	21,756,010
		Financial Institution - Finance Companies—0.0%
96,201		Countrywide Home Loan, Inc., 2007-J1, Class 2A1, 6.00%, 2/25/2037	67,286
		Student Loans—0.1%
2,370,542	[1]	SLMA 2013-B A2B, Class A2B, 3.407%, (1-month USLIBOR +1.100%), 6/17/2030	2,379,317
2,590,653		Sofi Consumer Loan Program Trust 2016-1, Class A, 3.26%, 8/25/2025	2,580,928
Annual Shareholder Report

Principal Amount or Shares		Value
	ASSET-BACKED SECURITIES—continued
	Student Loans—continued
$2,330,723	Sofi Consumer Loan Program Trust 2017-3, Class A, 2.77%, 5/25/2026	$2,307,107
	TOTAL	7,267,352
	TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $29,280,164)	29,090,648
	COMMERCIAL MORTGAGE-BACKED SECURITIES—2.6%
	Agency Commercial Mortgage-Backed Securities—0.2%
6,100,000	FREMF Mortgage Trust 2013-K25, Series 2013-K25, Class B, 3.7441%, 11/25/2045	6,093,773
11,890,000	FREMF Mortgage Trust 2015-K49, Series 2015-K49, Class B, 3.8477%, 10/25/2048	11,563,105
	TOTAL	17,656,878
	Commercial Mortgage—2.4%
14,400,000	JPMDB Commercial Mortgage Securities Trust 2016-C4, Class A3, 3.141%, 12/15/2049	13,713,101
9,350,000	Morgan Stanley Capital I Trust 2016-UB12, Class A4, 3.596%, 12/15/2049	9,167,666
523,000	GS Mortgage Securities Trust 2014-GC24, Class A5, 3.931%, 9/10/2047	529,631
3,342,000	Wells Fargo Commercial Mortgage Trust 2017-C38, Class A5, 3.453%, 7/15/2050	3,224,247
6,425,000	Bank 2017-BNK8, Class A4, 3.488%, 11/15/2050	6,209,622
8,890,000	Benchmark Mortgage Trust 2018-B1, Class A5, 3.666%, 1/15/2051	8,746,375
17,600,000	Bank 2018-BN12, Class A4, 4.255%, 5/15/2061	17,994,486
10,800,000	Citigroup Commercial Mortgage Trust 2013-GC11, Class AS, 3.422%, 4/10/2046	10,680,604
4,200,000	UBS-Barclays Commercial Mortgage Trust 2013-C6, Class AS, 3.469%, 4/10/2046	4,171,238
8,000,000	Wells Fargo Commercial Mortgage Trust 2013-LC12, Class A4, 4.218%, 7/15/2046	8,214,382
5,200,000	Commercial Mortgage Trust 2014-LC17, Class B, 4.49%, 10/10/2047	5,261,755
8,030,000	GS Mortgage Securities Trust 2014-GC24, Class B, 4.642%, 9/10/2047	8,066,202
8,000,000	WF-RBS Commercial Mortgage Trust 2014-C25, Class AS, 3.984%, 11/15/2047	7,967,951
3,800,000	Commercial Mortgage Trust 2015-DC1, Class AM, 3.724%, 2/10/2048	3,738,055
5,500,000	JPMBB Commercial Mortgage Securities Trust 2013-C15, Class AS, 3.532%, 10/15/2048	5,321,914
10,000,000	Citigroup Commercial Mortgage Trust 2015-GC33, Class AS, 4.114%, 9/10/2058	10,001,906
1,500,000	Deutsche Bank Commercial Mortgage Trust 2016-C1, Class A4, 3.276%, 5/10/2049	1,448,836
Annual Shareholder Report

Principal Amount or Shares			Value
		COMMERCIAL MORTGAGE-BACKED SECURITIES—continued
		Commercial Mortgage—continued
$2,600,000		CD Commercial Mortgage Trust 2016-CD1, Class A4, 2.724%, 8/10/2049	$2,406,746
4,650,000		Deutsche Bank Commercial Mortgage Trust 2016-C3, Class A5, 2.89%, 8/10/2049	4,363,043
29,700,000		Benchmark Mortgage Trust 2018-B4, Class A5, 4.121%, 7/15/2051	30,147,959
4,500,000		Bank 2018-BN15, Class A4, 4.476%, 11/15/2061	4,657,402
4,359,000		Bank, Class A5, 3.39%, 6/15/2060	4,202,344
4,100,000		CD Commercial Mortgage Trust 2016-CD4, Class A4, 3.514%, 5/10/2050	3,994,849
5,400,000		JPMDB Commercial Mortgage Securities Trust 2017-C5, Class A5, 3.694%, 3/15/2050	5,329,092
		TOTAL	179,559,406
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $203,738,732)	197,216,284
		U.S. TREASURY—15.1%
		U.S. Treasury Bonds—5.1%
9,915,722		U.S. Treasury Inflation-Protected Bond, 0.750%, 2/15/2045	8,775,806
19,868,680		U.S. Treasury Inflation-Protected Bond, 0.875%, 2/15/2047	18,045,472
25,160,000		United States Treasury Bond, 2.50%, 2/15/2045	21,600,607
31,350,000		United States Treasury Bond, 2.50%, 5/15/2046	26,766,241
119,800,000		United States Treasury Bond, 2.75%, 8/15/2042	109,102,711
40,000,000		United States Treasury Bond, 2.75%, 8/15/2047	35,873,728
16,000,000		United States Treasury Bond, 2.75%, 11/15/2047	14,336,094
9,000,000		United States Treasury Bond, 2.875%, 5/15/2043	8,358,551
2,380,000		United States Treasury Bond, 2.875%, 8/15/2045	2,198,423
2,000,000		United States Treasury Bond, 3.00%, 5/15/2042	1,906,456
22,000,000		United States Treasury Bond, 3.00%, 11/15/2044	20,851,246
37,250,000		United States Treasury Bond, 3.00%, 11/15/2045	35,249,984
2,000,000		United States Treasury Bond, 3.00%, 2/15/2047	1,888,603
10,750,000		United States Treasury Bond, 3.00%, 5/15/2047	10,144,430
1,425,000		United States Treasury Bond, 3.00%, 2/15/2048	1,342,844
39,850,000	[3]	United States Treasury Bond, 3.00%, 8/15/2048	37,550,671
27,950,000		United States Treasury Bond, 3.125%, 8/15/2044	27,105,457
5,000,000		United States Treasury Bond, 5.25%, 11/15/2028	5,953,488
4,000,000		United States Treasury Bond, 7.125%, 2/15/2023	4,671,188
		TOTAL	391,722,000
		U.S. Treasury Notes—10.0%
125,924,195		U.S. Treasury Inflation-Protected Note, 0.125%, 7/15/2024	120,203,396
Annual Shareholder Report

Principal Amount or Shares			Value
		U.S. TREASURY—continued
		U.S. Treasury Notes—continued
$11,268,170	[4]	U.S. Treasury Inflation-Protected Note, 0.125%, 7/15/2026	$10,553,220
5,328,800		U.S. Treasury Inflation-Protected Note, 0.250%, 1/15/2025	5,088,746
78,684,662		U.S. Treasury Inflation-Protected Note, 0.375%, 7/15/2027	74,483,208
74,757,179		U.S. Treasury Inflation-Protected Note, 0.500%, 1/15/2028	71,064,690
3,718,260		U.S. Treasury Inflation-Protected Note, 0.625%, 1/15/2026	3,612,887
118,563,777		U.S. Treasury Inflation-Protected Note, 0.750%, 7/15/2028	115,436,040
500,000		United States Treasury Note, 1.50%, 1/31/2022	480,014
5,900,000		United States Treasury Note, 1.625%, 8/31/2022	5,645,772
7,340,000		United States Treasury Note, 1.625%, 2/15/2026	6,716,673
2,360,000		United States Treasury Note, 1.75%, 9/30/2022	2,266,643
7,980,000		United States Treasury Note, 2.00%, 4/30/2024	7,628,568
4,350,000		United States Treasury Note, 2.00%, 8/15/2025	4,105,686
5,000,000		United States Treasury Note, 2.125%, 3/31/2024	4,814,102
5,000,000		United States Treasury Note, 2.125%, 9/30/2024	4,793,360
1,065,000		United States Treasury Note, 2.25%, 11/15/2025	1,019,371
1,800,000		United States Treasury Note, 2.50%, 5/15/2024	1,764,970
22,500,000		United States Treasury Note, 2.50%, 1/31/2025	21,981,445
4,700,000		United States Treasury Note, 2.75%, 8/31/2025	4,651,348
4,800,000		United States Treasury Note, 2.75%, 2/15/2028	4,704,406
28,050,000		United States Treasury Note, 2.875%, 7/31/2025	27,972,644
19,350,000		United States Treasury Note, 2.875%, 5/15/2028	19,146,246
38,980,000	[4]	United States Treasury Note, 2.875%, 8/15/2028	38,550,324
8,765,000		United States Treasury Note, 3.00%, 10/31/2025	8,809,030
195,500,000		United States Treasury Note, 3.125%, 11/15/2028	197,561,919
		TOTAL	763,054,708
		TOTAL U.S. TREASURY (IDENTIFIED COST $1,190,000,178)	1,154,776,708
		MORTGAGE-BACKED SECURITIES—0.0%
		Federal Home Loan Mortgage Corporation—0.0%
6,727		Federal Home Loan Mortgage Corp., Pool A53146, 5.50%, 10/1/2036	7,271
54,756		Federal Home Loan Mortgage Corp., Pool A53527, 5.50%, 10/1/2036	59,066
11,868		Federal Home Loan Mortgage Corp., Pool G02562, 6.00%, 1/1/2037	13,086
25,642		Federal Home Loan Mortgage Corp., Pool G12608, 5.00%, 4/1/2022	26,168
15,566		Federal Home Loan Mortgage Corp., Pool G13122, 5.00%, 4/1/2023	15,991
33,961		Federal Home Loan Mortgage Corp., Pool J03185, 5.50%, 8/1/2021	34,773
76,289		Federal Home Loan Mortgage Corp., Pool J05518, 5.50%, 9/1/2022	78,514
59,516		Federal Home Loan Mortgage Corp., Pool J08160, 5.00%, 12/1/2022	60,848
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$46,811	Federal Home Loan Mortgage Corp., Pool J09593, 4.50%, 5/1/2024	$47,891
	TOTAL	343,608
	Federal National Mortgage Association—0.0%
6,436	Federal National Mortgage Association, Pool 252717, 7.50%, 9/1/2029	7,274
3,202	Federal National Mortgage Association, Pool 253299, 7.00%, 4/1/2020	3,272
100,964	Federal National Mortgage Association, Pool 255767, 5.50%, 6/1/2025	107,465
36,018	Federal National Mortgage Association, Pool 256233, 6.00%, 5/1/2036	39,646
27,464	Federal National Mortgage Association, Pool 257306, 5.50%, 8/1/2038	29,726
37,928	Federal National Mortgage Association, Pool 620613, 6.50%, 1/1/2032	42,000
25,972	Federal National Mortgage Association, Pool 725948, 5.50%, 10/1/2034	28,091
93,880	Federal National Mortgage Association, Pool 735744, 6.00%, 8/1/2035	103,466
14,742	Federal National Mortgage Association, Pool 840859, 5.50%, 1/1/2036	15,960
18,770	Federal National Mortgage Association, Pool 852523, 5.50%, 2/1/2036	20,290
27,666	Federal National Mortgage Association, Pool 871234, 5.50%, 4/1/2036	29,913
7,591	Federal National Mortgage Association, Pool 892563, 6.00%, 7/1/2036	8,330
19,506	Federal National Mortgage Association, Pool 905427, 5.00%, 11/1/2021	19,859
23,552	Federal National Mortgage Association, Pool 906224, 5.50%, 1/1/2037	25,460
114,817	Federal National Mortgage Association, Pool 934898, 4.50%, 7/1/2024	117,394
64,625	Federal National Mortgage Association, Pool 962914, 5.00%, 5/1/2038	68,430
625,206	Federal National Mortgage Association, Pool MA0695, 4.00%, 4/1/2031	640,176
	TOTAL	1,306,752
	Government National Mortgage Association—0.0%
4,380	Government National Mortgage Association, Pool 1512, 7.50%, 12/20/2023	4,682
2,545	Government National Mortgage Association, Pool 2630, 6.50%, 8/20/2028	2,787
2,649	Government National Mortgage Association, Pool 2631, 7.00%, 8/20/2028	2,936
5,831	Government National Mortgage Association, Pool 2658, 6.50%, 10/20/2028	6,393
5,233	Government National Mortgage Association, Pool 2698, 5.50%, 1/20/2029	5,537
7,926	Government National Mortgage Association, Pool 2701, 6.50%, 1/20/2029	8,689
2,640	Government National Mortgage Association, Pool 2796, 7.00%, 8/20/2029	2,949
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Government National Mortgage Association—continued
$586	Government National Mortgage Association, Pool 2853, 7.50%, 12/20/2029	$662
472	Government National Mortgage Association, Pool 3039, 6.50%, 2/20/2031	524
8,454	Government National Mortgage Association, Pool 3188, 6.50%, 1/20/2032	9,426
4,566	Government National Mortgage Association, Pool 3239, 6.50%, 5/20/2032	5,107
4,915	Government National Mortgage Association, Pool 3261, 6.50%, 7/20/2032	5,504
37,107	Government National Mortgage Association, Pool 3320, 5.50%, 12/20/2032	39,617
26,310	Government National Mortgage Association, Pool 3333, 5.50%, 1/20/2033	28,095
8,450	Government National Mortgage Association, Pool 3375, 5.50%, 4/20/2033	9,028
40,418	Government National Mortgage Association, Pool 3390, 5.50%, 5/20/2033	43,193
47,287	Government National Mortgage Association, Pool 3403, 5.50%, 6/20/2033	50,542
25,180	Government National Mortgage Association, Pool 345128, 6.50%, 1/15/2024	26,702
54,526	Government National Mortgage Association, Pool 3458, 5.00%, 10/20/2033	57,584
22,311	Government National Mortgage Association, Pool 3499, 5.00%, 1/20/2034	23,564
21,865	Government National Mortgage Association, Pool 3556, 5.50%, 5/20/2034	23,408
50,188	Government National Mortgage Association, Pool 3623, 5.00%, 10/20/2034	53,101
14,040	Government National Mortgage Association, Pool 372962, 7.00%, 3/15/2024	15,040
7,785	Government National Mortgage Association, Pool 373015, 8.00%, 6/15/2024	8,503
6,894	Government National Mortgage Association, Pool 412615, 7.50%, 6/15/2026	7,632
256	Government National Mortgage Association, Pool 432701, 8.00%, 6/15/2026	286
327	Government National Mortgage Association, Pool 433505, 7.50%, 4/15/2027	360
1,855	Government National Mortgage Association, Pool 444274, 7.50%, 1/15/2027	2,061
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Government National Mortgage Association—continued
$53	Government National Mortgage Association, Pool 446820, 8.00%, 8/15/2027	$60
69,881	Government National Mortgage Association, Pool 456873, 6.50%, 5/15/2028	76,648
1,403	Government National Mortgage Association, Pool 460881, 7.00%, 7/15/2028	1,554
826	Government National Mortgage Association, Pool 468225, 6.50%, 9/15/2028	884
11,382	Government National Mortgage Association, Pool 510534, 7.50%, 10/15/2029	12,868
34,180	Government National Mortgage Association, Pool 510559, 7.00%, 10/15/2029	38,316
14,847	Government National Mortgage Association, Pool 520429, 4.50%, 2/15/2020	14,924
3,014	Government National Mortgage Association, Pool 541578, 5.00%, 6/15/2033	3,188
5,284	Government National Mortgage Association, Pool 544007, 6.50%, 3/15/2031	5,875
144,970	Government National Mortgage Association, Pool 561082, 6.50%, 7/15/2031	162,038
232	Government National Mortgage Association, Pool 571225, 6.50%, 10/15/2031	256
1,399	Government National Mortgage Association, Pool 591976, 5.00%, 4/15/2033	1,479
6,894	Government National Mortgage Association, Pool 603010, 5.00%, 6/15/2033	7,279
20,650	Government National Mortgage Association, Pool 605775, 6.00%, 11/15/2034	22,827
30,933	Government National Mortgage Association, Pool 605777, 6.00%, 12/15/2034	34,063
221	Government National Mortgage Association, Pool 612418, 5.00%, 1/15/2019	221
54,290	Government National Mortgage Association, Pool 615490, 4.50%, 8/15/2033	56,460
32,958	Government National Mortgage Association, Pool 619387, 6.00%, 9/15/2034	36,568
2,938	Government National Mortgage Association, Pool 633711, 6.00%, 9/15/2034	3,255
42,581	Government National Mortgage Association, Pool 643816, 6.00%, 7/15/2025	45,209
543,546	Government National Mortgage Association, Pool 644568, 5.50%, 8/15/2035	587,763
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Government National Mortgage Association—continued
$86,283	Government National Mortgage Association, Pool 650708, 5.50%, 1/15/2036	$93,394
107,099	Government National Mortgage Association, Pool 652534, 5.50%, 4/15/2036	115,907
89,917	Government National Mortgage Association, Pool 680110, 5.00%, 4/15/2038	95,587
37,258	Government National Mortgage Association, Pool 683937, 6.00%, 2/15/2023	38,711
111,402	Government National Mortgage Association, Pool 689593, 6.00%, 7/15/2023	115,890
8,825	Government National Mortgage Association, Pool 704189, 5.50%, 1/15/2039	9,587
15,310	Government National Mortgage Association, Pool 780626, 7.00%, 8/15/2027	16,735
14,592	Government National Mortgage Association, Pool 782604, 5.50%, 3/15/2039	15,891
	TOTAL	2,057,349
	TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $3,491,925)	3,707,709
	COLLATERALIZED MORTGAGE OBLIGATIONS—0.0%
	Commercial Mortgage—0.0%
26,989	TIAA Seasoned Commercial Mortgage Trust 2007-C4, Class AJ, 5.481%, 8/15/2039	27,054
	Federal Home Loan Mortgage Corporation—0.0%
52,944	Federal Home Loan Mortgage Corp. REMIC 2922, Class QE, 5.00%, 5/15/2034	53,246
148,816	Federal Home Loan Mortgage Corp. REMIC 3051, Class MY, 5.50%, 10/15/2025	155,447
	TOTAL	208,693
	Federal National Mortgage Association—0.0%
56	Federal National Mortgage Association REMIC 1989-35, Class G, 9.50%, 7/25/2019	56
	Government National Mortgage Association—0.0%
92,830	Government National Mortgage Association REMIC 2004-27, Class PC, 5.50%, 3/20/2034	93,552
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $316,660)	329,355
Annual Shareholder Report

Principal Amount or Shares			Value
		FOREIGN GOVERNMENT/AGENCY—0.1%
		Sovereign—0.1%
$8,010,000		Kenya, Government of, Series REGS, 6.875%, 6/24/2024 (IDENTIFIED COST $7,868,725)	$7,515,783
	[5]	REPURCHASE AGREEMENTS—0.8%
31,837,000		Interest in $35,000,000 joint repurchase agreement 2.29%, dated 11/30/2018 under which Bank of America, N.A. will repurchase securities provided as collateral for $35,006,679 on 12/3/2018. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 9/20/2045 and the market value of those underlying securities was $35,706,813.	31,837,000
29,427,500		Interest in $250,000,000 joint repurchase agreement 2.29%, dated 11/30/2018 under which HSBC Securities (USA), Inc. will repurchase securities provided as collateral for $250,047,708 on 12/3/2018. The securities provided as collateral at the end of the period held with JPMorgan Chase as tri-party agent, were U.S. Government Agency securities with various maturities to 12/1/2048 and the market value of those underlying securities was $255,000,000	29,427,500
		TOTAL REPURCHASE AGREEMENTS (IDENTIFIED COST $61,264,500)	61,264,500
		INVESTMENT COMPANIES—46.3%
34,493,187		Emerging Markets Core Fund	317,682,254
15,523,685		Federated Bank Loan Core Fund	153,994,950
40,853,969		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 2.36%[6]	40,853,969
229,238,027		Federated Mortgage Core Portfolio	2,168,591,738
40,538,227		Federated Project and Trade Finance Core Fund	367,681,720
80,920,942		High Yield Bond Portfolio	489,571,698
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $3,573,887,468)	3,538,376,329
		TOTAL INVESTMENT IN SECURITIES—100.4% (IDENTIFIED COST $7,833,293,784)[7]	7,681,366,796
		OTHER ASSETS AND LIABILITIES - NET—(0.4)%[8]	(32,310,476)
		TOTAL NET ASSETS—100%	$7,649,056,320
Annual Shareholder Report

At November 30, 2018, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
[9]United States Treasury Note 2-Year Long Futures	3,550	$748,994,535	March 2019	$450,263
[9]United States Treasury Note 5-Year Long Futures	2,854	$322,390,517	March 2019	$307,330
[9]United States Treasury Note 10-Year Short Futures	2,406	$287,404,219	March 2019	$(1,157,014)
[9]United States Treasury Note 10-Year Ultra Short Futures	3,577	$452,490,500	March 2019	$(1,624,695)
[9]United States Treasury Ultra Bond Short Futures	950	$144,785,938	March 2019	$(236,504)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(2,260,620)
At November 30, 2018, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
12/6/2018	Credit Agricole CIB	21,828,134,000 KRW	$19,568,027	$(94,493)
12/27/2018	Bank of America N.A.	7,046,377 AUD	$5,124,238	$28,003
1/23/2019	Bank of America N.A.	281,836,700 MXN	$13,603,142	$138,376
2/6/2019	Barclays Bank PLC Wholesale	294,899,634,000 IDR	$19,594,660	$833,815
2/6/2019	Morgan Stanley	1,435,408,400 INR	$19,516,090	$935,434
2/11/2019	Morgan Stanley	135,089,790 CNY	$19,571,139	$(116,624)
Contracts Sold:
12/6/2018	Credit Agricole CIB	21,828,134,000 KRW	$19,361,481	$(112,052)
2/6/2019	Barclays Bank PLC Wholesale	294,899,634,000 IDR	$20,027,140	$(401,336)
2/6/2019	Morgan Stanley	1,435,408,400 INR	$19,943,152	$(508,370)
2/11/2019	Morgan Stanley	135,089,790 CNY	$19,406,107	$(48,409)
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$654,344
Net Unrealized Appreciation/Depreciation on Futures Contracts and Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended November 30, 2018, were as follows:
	Balance of Shares Held 11/30/2017	Purchases/ Additions	Sales/ Reductions
Emerging Markets Core Fund	29,466,008	8,321,969	(3,294,790)
Federated Bank Loan Core Fund	12,842,954	3,386,376	(705,645)
Federated Institutional Prime Value Obligations Fund, Institutional Shares	150,230,830	1,484,674,805	(1,594,051,666)
Federated Mortgage Core Portfolio	134,247,165	108,756,626	(13,765,764)
Federated Project and Trade Finance Core Fund	39,487,217	2,484,307	(1,433,297)
High Yield Bond Portfolio	78,868,512	13,280,542	(11,228,112)
TOTAL OF AFFILIATED TRANSACTIONS	445,142,686	1,620,904,625	(1,624,479,274)
Annual Shareholder Report

Balance of Shares Held 11/30/2018*	Value	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/(Loss)	Dividend Income	Gain Distributions Received
34,493,187	$317,682,254	$(28,048,555)	$(2,660,733)	$17,910,320	$346,967
15,523,685	$153,994,950	$(2,468,187)	$(233,736)	$8,314,894	$—
40,853,969	$40,853,969	$(479)	$(4,315)	$1,290,056	$—
229,238,027	$2,168,591,738	$(46,279,653)	$(4,908,352)	$54,244,007	$—
40,538,227	$367,681,720	$277,231	$(1,476,035)	$17,146,851	$—
80,920,942	$489,571,698	$(25,350,613)	$(184,851)	$28,913,755	$—
441,568,037	$3,538,376,329	$(101,870,256)	$(9,468,022)	$127,819,883	$346,967
*	At November 30, 2018, the Fund owns a majority of the outstanding shares of beneficial interest of each of Federated Mortgage Core Portfolio and Federated Project and Trade Finance Core Fund.
1	Floating/adjustable note with current rate and current maturity or next reset date shown. Adjustable rate mortgage security coupons are based on the weighted average note rates of the underlying mortgages less the guarantee and servicing fees. These securities do not indicate an index and spread in their description above.
2	Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors").
3	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
4	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding long and short futures contracts.
5	All or a portion of this security is held as collateral for securities lending.
6	7-day net yield.
7	The cost of investments for federal tax purposes amounts to $7,870,079,113.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
9	Non-income-producing security.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2018.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2018, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Agency Risk Transfer Securities	$—	$25,879,321	$—	$25,879,321
Corporate Bonds	—	2,658,058,814	2,141,261	2,660,200,075
Corporate Note	—	—	3,002,400	3,002,400
Adjustable Rate Mortgages	—	7,684	—	7,684
Asset-Backed Securities	—	29,090,648	—	29,090,648
Commercial Mortgage-Backed Securities	—	197,216,284	—	197,216,284
U.S. Treasury	—	1,154,776,708	—	1,154,776,708
Mortgage-Backed Securities	—	3,707,709	—	3,707,709
Collateralized Mortgage Obligations	—	329,355	—	329,355
Foreign Government/Agency	—	7,515,783	—	7,515,783
Repurchase Agreement	—	61,264,500	—	61,264,500
Investment Companies[1]	40,853,969	—	—	3,538,376,329
TOTAL SECURITIES	$40,853,969	$4,137,846,806	$5,143,661	$7,681,366,796
Other Financial Instruments
Assets
Futures Contracts	$757,593	$—	$—	$757,593
Foreign Exchange Contracts	—	1,935,628	—	1,935,628
Liabilities
Futures Contacts	(3,018,213)	—	—	(3,018,213)
Foreign Exchange Contracts	—	(1,281,284)	—	(1,281,284)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(2,260,620)	$654,344	$—	$(1,606,276)
1	As permitted by U.S. generally accepted accounting principles (GAAP), Investment Companies valued at $3,497,522,360 are measured at fair value using the net asset value (NAV) per share practical expedient and have not been categorized in the chart above but are included in the Total column. The amount included herein is intended to permit reconciliation of the fair value classifications to the amounts presented on the Statement of Assets and Liabilities. The price of shares redeemed in Emerging Markets Core Fund, Federated Bank Loan Core Fund, Federated Mortgage Core Portfolio and High Yield Bond Portfolio is the next determined NAV after receipt of a shareholder redemption request. The price of shares redeemed of Federated Project and Trade Finance Core Fund may be determined as of the closing NAV of the fund up to twenty-four days after receipt of a shareholder redemption request.
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
ABS	—Asset Backed Security
ARM	—Adjustable Rate Mortgage
AUD	—Australian Dollar
BKNT	—Bank Notes
CNY	—Chinese Yuan
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multifamily K-Deals
GMTN	—Global Medium Term Note
GNMA	—Government National Mortgage Association
IDR	—Indonesian Rupiah
INR	—Indian Rupee
KRW	—South Korean Won
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
MXN	—Mexican Peso
NZD	—New Zealand Dollar
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.88	$10.79	$10.77	$11.11	$11.01
Income From Investment Operations:
Net investment income (loss)	0.30	0.29	0.31	0.31	0.36
Net realized and unrealized gain (loss)	(0.52)	0.12	0.03	(0.33)	0.15
TOTAL FROM INVESTMENT OPERATIONS	(0.22)	0.41	0.34	(0.02)	0.51
Less Distributions:
Distributions from net investment income	(0.30)	(0.29)	(0.32)	(0.31)	(0.36)
Distributions from net realized gain	—	(0.03)	(0.00)[1]	(0.01)	(0.05)
TOTAL DISTRIBUTIONS	(0.30)	(0.32)	(0.32)	(0.32)	(0.41)
Net Asset Value, End of Period	$10.36	$10.88	$10.79	$10.77	$11.11
Total Return[2]	(2.01)%	3.82%	3.17%	(0.20)%	4.70%
Ratios to Average Net Assets:
Net expenses	0.92%	0.92%	0.92%	0.92%	0.91%
Net investment income	2.82%	2.69%	2.84%	2.85%	3.15%
Expense waiver/reimbursement[3]	0.07%	0.07%	0.08%	0.05%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$184,434	$216,294	$358,016	$397,563	$437,711
Portfolio turnover	48%	23%	33%	30%	36%
1	Represents less than $0.01.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.88	$10.79	$10.77	$11.11	$11.01
Income From Investment Operations:
Net investment income (loss)	0.24	0.23	0.25	0.25	0.30
Net realized and unrealized gain (loss)	(0.51)	0.12	0.03	(0.33)	0.15
TOTAL FROM INVESTMENT OPERATIONS	(0.27)	0.35	0.28	(0.08)	0.45
Less Distributions:
Distributions from net investment income	(0.25)	(0.23)	(0.26)	(0.25)	(0.30)
Distributions from net realized gain	—	(0.03)	(0.00)[1]	(0.01)	(0.05)
TOTAL DISTRIBUTIONS	(0.25)	(0.26)	(0.26)	(0.26)	(0.35)
Net Asset Value, End of Period	$10.36	$10.88	$10.79	$10.77	$11.11
Total Return[2]	(2.54)%	3.26%	2.61%	(0.75)%	4.13%
Ratios to Average Net Assets:
Net expenses	1.47%	1.46%	1.47%	1.47%	1.46%
Net investment income	2.26%	2.15%	2.29%	2.30%	2.60%
Expense waiver/reimbursement[3]	0.05%	0.07%	0.08%	0.06%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$8,244	$14,521	$19,723	$21,876	$25,222
Portfolio turnover	48%	23%	33%	30%	36%
1	Represents less than $0.01.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.88	$10.79	$10.77	$11.11	$11.01
Income From Investment Operations:
Net investment income (loss)	0.25	0.23	0.25	0.26	0.30
Net realized and unrealized gain (loss)	(0.52)	0.12	0.03	(0.33)	0.15
TOTAL FROM INVESTMENT OPERATIONS	(0.27)	0.35	0.28	(0.07)	0.45
Less Distributions:
Distributions from net investment income	(0.25)	(0.23)	(0.26)	(0.26)	(0.30)
Distributions from net realized gain	—	(0.03)	(0.00)[1]	(0.01)	(0.05)
TOTAL DISTRIBUTIONS	(0.25)	(0.26)	(0.26)	(0.27)	(0.35)
Net Asset Value, End of Period	$10.36	$10.88	$10.79	$10.77	$11.11
Total Return[2]	(2.51)%	3.29%	2.64%	(0.72)%	4.16%
Ratios to Average Net Assets:
Net expenses	1.44%	1.43%	1.43%	1.45%	1.44%
Net investment income	2.31%	2.18%	2.32%	2.33%	2.63%
Expense waiver/reimbursement[3]	0.04%	0.05%	0.05%	0.04%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$52,798	$75,399	$90,932	$93,405	$106,743
Portfolio turnover	48%	23%	33%	30%	36%
1	Represents less than $0.01.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.88	$10.79	$10.77	$11.11	$11.01
Income From Investment Operations:
Net investment income (loss)	0.29	0.27	0.29	0.29	0.35
Net realized and unrealized gain (loss)	(0.52)	0.12	0.03	(0.32)	0.15
TOTAL FROM INVESTMENT OPERATIONS	(0.23)	0.39	0.32	(0.03)	0.50
Less Distributions:
Distributions from net investment income	(0.29)	(0.27)	(0.30)	(0.30)	(0.35)
Distributions from net realized gain	—	(0.03)	(0.00)[1]	(0.01)	(0.05)
TOTAL DISTRIBUTIONS	(0.29)	(0.30)	(0.30)	(0.31)	(0.40)
Net Asset Value, End of Period	$10.36	$10.88	$10.79	$10.77	$11.11
Total Return[2]	(2.17)%	3.64%	2.99%	(0.36)%	4.59%
Ratios to Average Net Assets:
Net expenses	1.10%	1.09%	1.09%	1.08%	1.02%
Net investment income	2.65%	2.51%	2.66%	2.70%	3.04%
Expense waiver/reimbursement[3]	0.04%	0.05%	0.05%	0.04%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$43,512	$53,603	$61,863	$64,555	$60,748
Portfolio turnover	48%	23%	33%	30%	36%
1	Represents less than $0.01.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.88	$10.79	$10.77	$11.11	$11.01
Income From Investment Operations:
Net investment income (loss)	0.36	0.35	0.37	0.37	0.42
Net realized and unrealized gain (loss)	(0.52)	0.12	0.03	(0.33)	0.15
TOTAL FROM INVESTMENT OPERATIONS	(0.16)	0.47	0.40	0.04	0.57
Less Distributions:
Distributions from net investment income	(0.36)	(0.35)	(0.38)	(0.37)	(0.42)
Distributions from net realized gain	—	(0.03)	(0.00)[1]	(0.01)	(0.05)
TOTAL DISTRIBUTIONS	(0.36)	(0.38)	(0.38)	(0.38)	(0.47)
Net Asset Value, End of Period	$10.36	$10.88	$10.79	$10.77	$11.11
Total Return[2]	(1.47)%	4.39%	3.74%	0.35%	5.27%
Ratios to Average Net Assets:
Net expenses	0.37%	0.37%	0.37%	0.38%	0.36%
Net investment income	3.38%	3.23%	3.38%	3.41%	3.69%
Expense waiver/reimbursement[3]	0.08%	0.08%	0.08%	0.08%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$5,855,756	$5,713,188	$5,519,156	$5,158,561	$4,899,216
Portfolio turnover	48%	23%	33%	30%	36%
1	Represents less than $0.01.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.88	$10.79	$10.77	$11.11	$11.01
Income From Investment Operations:
Net investment income (loss)	0.32	0.31	0.34	0.34	0.38
Net realized and unrealized gain (loss)	(0.51)	0.13	0.03	(0.33)	0.16
TOTAL FROM INVESTMENT OPERATIONS	(0.19)	0.44	0.37	0.01	0.54
Less Distributions:
Distributions from net investment income	(0.33)	(0.32)	(0.35)	(0.34)	(0.39)
Distributions from net realized gain	—	(0.03)	(0.00)[1]	(0.01)	(0.05)
TOTAL DISTRIBUTIONS	(0.33)	(0.35)	(0.35)	(0.35)	(0.44)
Net Asset Value, End of Period	$10.36	$10.88	$10.79	$10.77	$11.11
Total Return[2]	(1.76)%	4.08%	3.43%	0.04%	4.96%
Ratios to Average Net Assets:
Net expenses	0.67%	0.67%	0.67%	0.67%	0.66%
Net investment income	3.07%	2.94%	3.09%	3.10%	3.40%
Expense waiver/reimbursement[3]	0.27%	0.28%	0.28%	0.28%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$425,188	$503,342	$555,265	$627,642	$754,344
Portfolio turnover	48%	23%	33%	30%	36%
1	Represents less than $0.01.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,			Period Ended 11/30/2015[1]
	2018	2017	2016
Net Asset Value, Beginning of Period	$10.87	$10.78	$10.77	$11.18
Income From Investment Operations:
Net investment income (loss)	0.36	0.36	0.38	0.23
Net realized and unrealized gain (loss)	(0.51)	0.11	0.01	(0.41)
TOTAL FROM INVESTMENT OPERATIONS	(0.15)	0.47	0.39	(0.18)
Less Distributions:
Distributions from net investment income	(0.36)	(0.35)	(0.38)	(0.23)
Distributions from net realized gain	—	(0.03)	(0.00)[2]	—
TOTAL DISTRIBUTIONS	(0.36)	(0.38)	(0.38)	(0.23)
Net Asset Value, End of Period	$10.36	$10.87	$10.78	$10.77
Total Return[3]	(1.37)%	4.40%	3.65%	(1.58)%
Ratios to Average Net Assets:
Net expenses	0.36%	0.36%	0.36%	0.37%[4]
Net investment income	3.39%	3.20%	3.39%	3.49%[4]
Expense waiver/reimbursement[5]	0.04%	0.05%	0.05%	0.05%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,079,125	$1,016,255	$122,349	$9,104
Portfolio turnover	48%	23%	33%	30%[6]
1	Reflects operations for the period from April 17, 2015 (date of initial investment) to November 30, 2015.
2	Represents less than $0.01.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2015.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2018
Assets:
Investment in securities, at value including $59,718,481 of securities loaned and including $3,538,376,329 of investment in affiliated holdings (identified cost $7,833,293,784)		$7,681,366,796
Cash denominated in foreign currencies (identified cost $416,312)		413,834
Due from broker for swap contracts		310,006
Income receivable		34,844,972
Income receivable from affiliated holdings		12,385,709
Receivable for shares sold		13,416,305
Unrealized appreciation on foreign exchange contracts		1,935,628
TOTAL ASSETS		7,744,673,250
Liabilities:
Payable for investments purchased	$3,923,336
Payable for shares redeemed	18,583,467
Unrealized depreciation on foreign exchange contracts	1,281,284
Bank overdraft	608,967
Payable for daily variation margin on futures contracts	1,572,699
Payable for collateral due to broker for securities lending	61,264,500
Income distribution payable	7,392,528
Payable for investment adviser fee (Note 5)	53,630
Payable for administrative fees (Note 5)	16,736
Payable for distribution services fee (Note 5)	111,047
Payable for other service fees (Notes 2 and 5)	162,205
Accrued expenses (Note 5)	646,531
TOTAL LIABILITIES		95,616,930
Net assets for 738,063,006 shares outstanding		$7,649,056,320
Net Assets Consist of:
Paid-in capital		$7,898,505,340
Total distributable earnings (loss)		(249,449,020)
TOTAL NET ASSETS		$7,649,056,320
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($184,433,877 ÷ 17,796,945 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$10.36
Offering price per share (100/95.50 of $10.36)	$10.85
Redemption proceeds per share	$10.36
Class B Shares:
Net asset value per share ($8,244,372 ÷ 795,639 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$10.36
Offering price per share	$10.36
Redemption proceeds per share (94.50/100 of $10.36)	$9.79
Class C Shares:
Net asset value per share ($52,797,693 ÷ 5,094,940 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$10.36
Offering price per share	$10.36
Redemption proceeds per share (99.00/100 of $10.36)	$10.26
Class R Shares:
Net asset value per share ($43,512,378 ÷ 4,198,396 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$10.36
Offering price per share	$10.36
Redemption proceeds per share	$10.36
Institutional Shares:
Net asset value per share ($5,855,755,780 ÷ 564,993,623 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$10.36
Offering price per share	$10.36
Redemption proceeds per share	$10.36
Service Shares:
Net asset value per share ($425,187,574 ÷ 41,024,985 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$10.36
Offering price per share	$10.36
Redemption proceeds per share	$10.36
Class R6 Shares:
Net asset value per share ($1,079,124,646 ÷ 104,158,478 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$10.36
Offering price per share	$10.36
Redemption proceeds per share	$10.36
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2018
Investment Income:
Interest			$163,500,350
Dividends (including $127,819,883 received from affiliated holdings*)			127,819,886
Net income on securities loaned			120,200
TOTAL INCOME			291,440,436
Expenses:
Investment adviser fee (Note 5)		$23,311,565
Administrative fee (Note 5)		6,226,813
Custodian fees		268,199
Transfer agent fee (Note 2)		4,016,134
Directors'/Trustees' fees (Note 5)		61,871
Auditing fees		34,970
Legal fees		11,332
Portfolio accounting fees		243,781
Distribution services fee (Note 5)		2,491,992
Other service fees (Notes 2 and 5)		1,849,208
Share registration costs		162,040
Printing and postage		170,972
Miscellaneous (Note 5)		154,441
TOTAL EXPENSES		39,003,318
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(3,135,701)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(3,238,581)
TOTAL WAIVERS AND REIMBURSEMENTS		(6,374,282)
Net expenses			32,629,036
Net investment income			$258,811,400
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Foreign Exchange Contracts and Foreign Currency Transactions:
Net realized loss on investments (including net realized loss of $(9,468,022) on sales of investments in affiliated holdings*)	$(70,033,887)
Net realized gain on foreign currency transactions	2,509,132
Net realized loss on foreign exchange contracts	(3,027,923)
Net realized gain on futures contracts	23,358,418
Net realized gain on written options	3,790,653
Net realized loss on swap contracts	(632,719)
Realized gain distribution from affiliated investment company shares*	346,967
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(101,870,256) on investments in affiliated holdings*)	(323,746,168)
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency	(1,778)
Net change in unrealized appreciation of foreign exchange contracts	273,143
Net change in unrealized appreciation of futures contracts	(6,566,827)
Net change in unrealized depreciation of swap contracts	281,410
Net realized and unrealized gain (loss) on investments, futures contracts, written options, foreign exchange contracts, swap contracts and foreign currency transactions	(373,449,579)
Change in net assets resulting from operations	$(114,638,179)
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$258,811,400	$226,783,482
Net realized loss	(43,689,359)	(8,428,700)
Net change in unrealized appreciation/depreciation	(329,760,220)	76,546,699
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(114,638,179)	294,901,481
Distributions to Shareholders (Note 2):
Class A Shares	(5,548,434)	(9,599,609)
Class B Shares	(260,903)	(410,220)
Class C Shares	(1,571,012)	(1,982,746)
Class R Shares	(1,295,402)	(1,595,425)
Institutional Shares	(202,604,004)	(195,729,512)
Service Shares	(14,731,997)	(16,579,459)
Class R6 Shares	(35,989,804)	(16,912,412)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(262,001,556)	(242,809,383)
Share Transactions:
Proceeds from sale of shares	2,557,061,427	3,159,816,153
Proceeds from shares issued in connection with the tax-free transfer of assets from Hancock Horizon Core Bond Fund	—	147,842,869
Net asset value of shares issued to shareholders in payment of distributions declared	183,219,616	191,976,520
Cost of shares redeemed	(2,307,186,542)	(2,686,430,869)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	433,094,501	813,204,673
Change in net assets	56,454,766	865,296,771
Net Assets:
Beginning of period	7,592,601,554	6,727,304,783
End of period	$7,649,056,320	$7,592,601,554
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2018
1. ORGANIZATION
Federated Total Return Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Total Return Bond Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers seven classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares, Service Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide total return.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Class B Shares are closed to new accounts, new investors and new purchases by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated fund.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
On January 27, 2017, the Fund acquired all of the net assets of Hancock Horizon Core Bond Fund, an open-end investment company, in a tax-free reorganization in exchange for shares of the Fund, pursuant to a plan of reorganization approved by the Hancock Horizon Core Bond Fund's shareholders on January 26, 2017. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Hancock Horizon Core Bond Fund was carried forward to align ongoing reporting of the Fund's realized gains and losses with amounts distributable to shareholders for tax purposes.
For every one share of Hancock Horizon Core Bond Fund Investment Shares exchanged, a shareholder received 1.466 shares of the Fund's Service Shares.
For every one share of Hancock Horizon Core Bond Fund Class C Shares exchanged, a shareholder received 1.475 shares of the Fund's Service Shares.
Annual Shareholder Report

For every one share of Hancock Horizon Core Bond Fund Institutional Shares exchanged, a shareholder received 1.470 shares of the Fund's Institutional Shares.
The Fund received net assets from Hancock Horizon Core Bond Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Hancock Horizon Core Bond Fund Net Assets Received	Unrealized Depreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
13,689,155	$147,842,869	$(3,632,817)	$6,714,346,778	$6,862,189,647
1	Unrealized Depreciation is included in the Net Assets Received amount shown above.
Assuming the acquisition had been completed on December 1, 2016, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended November 30, 2017, were as follows:
Net investment income*	$227,525,206
Net realized and unrealized gain on investments	71,633,220
Net increase in net assets resulting from operations	$299,158,426
*	Net investment income includes $83,540 of pro forma eliminated expenses.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amount of earnings of the Hancock Horizon Core Bond Fund that have been included in the Fund's Statement of Changes in Net Assets as of November 30, 2017.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the
Annual Shareholder Report

movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value
Annual Shareholder Report

will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report

Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers and reimbursements of $6,374,282 is disclosed in various locations in this Note 2 and Note 5. For the year ended November 30, 2018, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$190,944	$(52,031)
Class B Shares	14,711	(1,420)
Class C Shares	54,835	—
Class R Shares	116,222	—
Institutional Shares	3,299,843	(2,109,180)
Service Shares	233,661	(130,111)
Class R6 Shares	105,918	—
TOTAL	$4,016,134	$(2,292,742)
Annual Shareholder Report

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. The distributions disclosed on the Statement of Changes in Net Assets for the year ended November 30, 2017, were from the following sources:
Net investment income
Class A Shares	$8,848,475
Class B Shares	369,467
Class C Shares	1,795,938
Class R Shares	1,465,492
Institutional Shares	183,990,351
Service Shares	15,453,023
Class R6 Shares	16,648,537

Net realized gain
Class A Shares	$751,134
Class B Shares	40,753
Class C Shares	186,808
Class R Shares	129,933
Institutional Shares	11,739,161
Service Shares	1,126,436
Class R6 Shares	263,875
Undistributed net investment income at November 30, 2017, was $2,481,588.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares, and Service Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2018, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$480,701
Class B Shares	28,068
Class C Shares	166,757
Service Shares	1,173,682
TOTAL	$1,849,208
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund
Annual Shareholder Report

recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.
The Fund uses credit default swaps to seek to increase return and to manage market and sector/asset class risks. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps, at value on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Annual Shareholder Report

Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
At November 30, 2018, the Fund had no outstanding swap contracts.
The average notional amount of swap contracts held by the Fund throughout the period was $35,876,923. This is based on amounts held as of each month-end throughout the fiscal period.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage country, currency, duration, market and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $969,617,600 and $954,068,661, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to seek to increase return and to manage country, currency and market risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Annual Shareholder Report

The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $363,984 and $393,383, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal period end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of corporate bonds and government securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund's NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
As of November 30, 2018, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Market Value of Collateral
$59,718,481	$61,264,500
Annual Shareholder Report

Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Option Contracts
The Fund buys or sells put and call options to seek to increase income and manage market risk. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
The average market value of purchased put and call options held by the Fund throughout the period was $91,278 and $139,564, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Annual Shareholder Report

The average market value of written call and put options held by the Fund throughout the period was $128,004 and $291,743, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
At November 30, 2018, the Fund had no outstanding purchased or written options.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts		$—	Payable for daily variation margin on futures contracts	$2,260,620
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$1,935,628	Unrealized depreciation on foreign exchange contracts	$1,281,284
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$1,935,628		$3,541,904
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2018
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Foreign Exchange Contracts	Purchased Option Contracts[1]	Written Option Contracts	Total
Interest rate contracts	$—	$23,358,418	$—	$—	$—	$23,358,418
Foreign exchange contracts	—	—	(3,027,923)	(1,007,709)	3,790,653	(244,979)
Credit contracts	(632,719)	—	—	—	—	(632,719)
TOTAL	$(632,719)	$23,358,418	$(3,027,923)	$(1,007,709)	$3,790,653	$22,480,720
1	The net realized loss on Purchased Option Contracts is found within the Net realized loss on investments on the Statement of Operations.
Annual Shareholder Report

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Foreign Exchange Contracts	Purchased Option Contracts[2]	Total
Interest rate contracts	$—	$(6,566,827)	$—	$—	$(6,566,827)
Foreign exchange contracts	—	—	273,143	153,619	426,762
Credit contracts	281,410	—	—	—	281,410
TOTAL	$281,410	$(6,566,827)	$273,143	$153,619	$(5,858,655)
2	The net change of unrealized depreciation of Purchased Option Contracts is found within the Net change in unrealized appreciation of investments on the Statement of Operations.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. Capital Stock
The following tables summarize capital stock activity:
Year Ended November 30	2018		2017
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	5,187,352	$54,957,787	4,506,583	$49,026,437
Shares issued to shareholders in payment of distributions declared	484,023	5,125,291	840,583	9,135,695
Shares redeemed	(7,760,306)	(82,559,813)	(18,643,619)	(202,557,730)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,088,931)	$(22,476,735)	(13,296,453)	$(144,395,598)

Year Ended November 30	2018		2017
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	32,607	$343,636	71,818	$779,997
Shares issued to shareholders in payment of distributions declared	23,771	252,119	35,571	386,448
Shares redeemed	(595,826)	(6,309,031)	(600,040)	(6,520,628)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(539,448)	$(5,713,276)	(492,651)	$(5,354,183)
Annual Shareholder Report

Year Ended November 30	2018		2017
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	911,788	$9,708,488	1,084,046	$11,788,002
Shares issued to shareholders in payment of distributions declared	140,393	1,488,043	168,754	1,833,745
Shares redeemed	(2,889,460)	(30,585,818)	(2,747,378)	(29,855,233)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,837,279)	$(19,389,287)	(1,494,578)	$(16,233,486)

Year Ended November 30	2018		2017
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	1,180,349	$12,493,299	1,292,749	$14,059,228
Shares issued to shareholders in payment of distributions declared	111,017	1,176,143	132,707	1,442,494
Shares redeemed	(2,020,570)	(21,390,692)	(2,229,967)	(24,253,534)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(729,204)	$(7,721,250)	(804,511)	$(8,751,812)

Year Ended November 30	2018		2017
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	186,148,129	$1,976,829,434	185,784,165	$2,021,155,500
Proceeds from shares issued in connection with the tax-free transfer of assets from Hancock Horizon Core Bond Fund	—	—	12,255,457	132,358,939
Shares issued to shareholders in payment of distributions declared	13,159,019	139,398,823	14,081,583	153,130,057
Shares redeemed	(159,508,248)	(1,686,769,722)	(198,331,309)	(2,158,582,250)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	39,798,900	$429,458,535	13,789,896	$148,062,246

Year Ended November 30	2018		2017
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	10,827,981	$115,058,824	10,422,909	$113,337,058
Proceeds from shares issued in connection with the tax-free transfer of assets from Hancock Horizon Core Bond Fund	—	—	1,433,697	15,483,930
Shares issued to shareholders in payment of distributions declared	1,143,743	12,114,630	1,284,249	13,962,205
Shares redeemed	(17,218,657)	(182,543,171)	(18,318,938)	(198,921,634)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(5,246,933)	$(55,369,717)	(5,178,083)	$(56,138,441)
Annual Shareholder Report

Year Ended November 30	2018		2017
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	36,599,624	$387,669,959	87,029,209	$949,669,931
Shares issued to shareholders in payment of distributions declared	2,235,911	23,664,567	1,107,707	12,085,876
Shares redeemed	(28,134,007)	(297,028,295)	(6,024,640)	(65,739,860)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	10,701,528	$114,306,231	82,112,276	$896,015,947
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	40,058,633	$433,094,501	74,635,896	$813,204,673
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2018 and 2017, was as follows:
	2018	2017
Ordinary income	$262,001,556	$228,571,283
Long-term capital gains	$—	$14,238,100
As of November 30, 2018, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,061,425
Unrealized depreciation	$(188,486,635)
Capital loss carry forwards and deferrals	$(62,023,810)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, straddle loss deferrals, mark to market on futures contracts and foreign exchange contracts and partnership adjustments.
At November 30, 2018, the cost of investments for federal tax purposes was $7,870,079,113. The net unrealized depreciation of investments for federal tax purposes was $188,412,375. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $73,122,462 and net unrealized depreciation from investments for those securities having an excess of cost over value of $261,534,837. The amounts presented are inclusive of derivative contracts.
At November 30, 2018, the Fund had a capital loss carryforward of $62,023,810 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years after December 22, 2010.
Annual Shareholder Report

The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$40,721,842	$21,301,968	$62,023,810
At November 30, 2018, for federal income tax purposes, the Fund had $132,537 in straddle loss deferrals.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.30% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended November 30, 2018, the Adviser voluntarily waived $3,090,282 of its fee and reimbursed $2,292,742 of transfer agent fees. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2018, the Adviser reimbursed $45,419.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2018, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Annual Shareholder Report

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
Service Shares	0.25%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2018, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$484,078	$—
Class B Shares	84,203	—
Class C Shares	501,019	—
Class R Shares	240,393	—
Service Shares	1,182,299	(945,839)
TOTAL	$2,491,992	$(945,839)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2018, FSC retained $857,600 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2018, FSC retained $17,106 in sales charges from the sale of Class A Shares. FSC also retained $1,224, $22,533 and $6,527 of CDSC relating to redemptions of Class A Shares, Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended November 30, 2018, FSSC received $33,381 of the other service fees disclosed in Note 2.
Annual Shareholder Report

Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective February 1, 2019, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares, Service Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.92%, 1.49%, 1.47%, 1.11%, 0.37%, 0.67% and 0.36% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2018, were as follows:
Purchases	$1,915,524,725
Sales	$920,404,015
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2018, the Fund had no outstanding loans. During the year ended November 30, 2018, the Fund did not utilize the LOC.
Annual Shareholder Report

8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2018, there were no outstanding loans. During the year ended November 30, 2018, the program was not utilized.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF FEDERATED TOTAL RETURN SERIES, INC. AND SHAREHOLDERS OF FEDERATED TOTAL RETURN BOND FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Total Return Bond Fund (the “Fund”) (one of the portfolios constituting Federated Total Return Series, Inc.), including the portfolio of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
January 25, 2019
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2018	Ending Account Value 11/30/2018	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$993.70	$4.60
Class B Shares	$1,000	$991.00	$7.34
Class C Shares	$1,000	$991.10	$7.19
Class R Shares	$1,000	$992.00	$5.39
Institutional Shares	$1,000	$995.50	$1.85
Service Shares	$1,000	$994.00	$3.35
Class R6 Shares	$1,000	$996.50	$1.80
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.50	$4.66
Class B Shares	$1,000	$1,017.70	$7.44
Class C Shares	$1,000	$1,017.90	$7.28
Class R Shares	$1,000	$1,019.70	$5.47
Institutional Shares	$1,000	$1,023.20	$1.88
Service Shares	$1,000	$1,021.70	$3.40
Class R6 Shares	$1,000	$1,023.30	$1.83
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.92%
Class B Shares	1.47%
Class C Shares	1.44%
Class R Shares	1.08%
Institutional Shares	0.37%
Service Shares	0.67%
Class R6 Shares	0.36%
Annual Shareholder Report

Federated Mortgage Core Portfolio
Financial Statements and Notes to Financial Statements
Federated Total Return Bond Fund's investments in Federated Mortgage Core Portfolio represents a significant number of the outstanding shares of Federated Mortgage Core Portfolio. Therefore the Federated Mortgage Core Portfolio financial statements and notes to financial statements are included on pages 76 through 107.
Federated Mortgage Core Portfolio
Annual Shareholder Report

Management's Discussion of Fund Performance (unaudited)–Federated Mortgage Core Portfolio
The total return of Federated Mortgage Core Portfolio (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2017, was 2.75%. The Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS),1 the Fund's broad-based securities market index, returned 2.47% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BBMBS.
During the reporting period, the Fund's investment strategy focused on: (a) sector allocation; and (b) security selection. These were the most significant factors affecting the Fund's performance relative to the BBMBS.
MARKET OVERVIEW
Policymakers took additional steps towards interest rate normalization with adjustments to the federal funds target rate as well as initiating a reduction of central bank portfolio investments. Rising consumer and business confidence along with over 2 million jobs created during the reporting period provided the Federal Open Market Committee (FOMC) ample evidence that growth was sufficient to support tighter monetary policy. The federal funds target rate was increased three times to a range of 1.25% to 1.50%. Additionally, the Federal Reserve (the “Fed”) commenced a reduction of reinvestment in its mortgage-backed security (MBS)2 and Treasury portfolios in order to slowly shrink its $4.5 trillion portfolio. The combination of a higher federal funds rate and smaller portfolio resulted in tighter monetary policy. Slack demand and tighter monetary policy increased yields for short and intermediate maturity Treasuries, while the bid for higher yielding, non-Treasury sectors was robust.
Investor demand for spread sectors remained strong as positive excess returns were posted across the spectrum of fixed-income sectors including high yield, investment-grade corporate debt,3 and commercial and residential MBS and asset-backed securities (ABS). An environment of steady long-term rates and declining volatility was very supportive of mortgage securities, which posted strong excess returns as mortgage-to-Treasury spreads tightened due to strong buying from real estate investment trusts (REITs) and domestic banks. The Fed reduced MBS and Treasury reinvestment by a monthly maximum of $4 and $6 billion, respectively, beginning in October 2017. While the Fed tightened monetary policy, European and Asian central banks continued to expand balance sheets, flooding the market with increased liquidity in order to support growth. While central bank policies diverged, economic growth converged as growth across developed markets improved. Interest rates remained low in developed markets, supported by easy monetary policy, with the exception of the U.S. where Fed policy led to higher yields for most maturities.
Federated Mortgage Core Portfolio
Annual Shareholder Report

Short and intermediate Treasury yields increased in response to the tightening of monetary policy. Longer-term yields marginally changed, resulting in a flattening of the yield curve that measures the differential between 2- and 10-year yields. 2-year yields increased 70 basis points to 1.88% while 10-year Treasury yields decreased 4 basis points to 2.41%4 during the reporting period.
Sector Allocation
Excess returns posted by commercial mortgages, as well as ABS, exceeded those of government-guaranteed and government-sponsored enterprise (GSE)-issued MBS. With an underweight position in conventional MBS and Ginnie Mae, and allocations to better performing sectors such as agency commercial MBS, private label residential mortgage securities and auto-related asset-backed securities, sector allocation made a positive impact on Fund performance during the reporting period.
Security selection
Within government MBS holdings, a preference for mortgages issued by Fannie Mae and Freddie Mac over Ginnie Mae was advantageous. Ginnie Mae prepayments were notably higher than conventional MBS, reducing demand and negatively impacting value during the reporting period. Security selection made a beneficial impact on Fund performance during the reporting period.
1	Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBMBS.
2	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
3	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
Federated Mortgage Core Portfolio
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Mortgage Core Portfolio from December 31, 2007 to December 31, 2017, compared to the Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2017
Average Annual Total Returns for the Period Ended 12/31/2017
	1 Year	5 Years	10 Years
Fund	2.75%	2.08%	3.63%
BBMBS	2.47%	2.04%	3.84%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBMBS has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BBMBS covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Federated Mortgage Core Portfolio
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)– Federated Mortgage Core Portfolio
At December 31, 2017, the Fund's portfolio composition1 was as follows:
Type of Investment	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	81.1%
Asset-Backed Securities	6.8%
Non-Agency Mortgage-Backed Securities	4.5%
U.S. Government Agency Commercial Mortgage-Backed Securities	3.1%
Cash Equivalents[2]	4.5%
Other Assets and Liabilities—Net[3,4]	(0.0)%
TOTAL	100.0%
1	See the Fund's Private Offering Memorandum for a description of the principal types of securities in which the Fund invests.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
4	Represents less than 0.1%.
Federated Mortgage Core Portfolio
Annual Shareholder Report

Portfolio of Investments–Federated Mortgage Core Portfolio
December 31, 2017
Principal Amount or Shares		Value
	ASSET-BACKED SECURITIES—6.8%
	Auto Receivables—5.7%
$12,960,000	AmeriCredit Automobile Receivables Trust 2015-2, Class D, 3.000%, 6/8/2021	$13,051,445
15,500,000	AmeriCredit Automobile Receivables Trust 2015-3, Class D, 3.340%, 8/8/2021	15,592,104
13,322,000	Capital Auto Receivables Asset Trust 2015-2, Class D, 3.160%, 11/20/2020	13,446,323
7,400,000	Capital Auto Receivables Asset Trust 2015-3, Class D, 3.340%, 3/22/2021	7,493,661
19,940,000	Santander Drive Auto Receivables Trust 2015-1, Class D, 3.240%, 4/15/2021	20,062,939
18,140,000	Santander Drive Auto Receivables Trust 2015-2, Class D, 3.020%, 4/15/2021	18,326,594
14,580,000	Santander Drive Auto Receivables Trust 2015-3, Class D, 3.490%, 5/17/2021	14,711,694
	TOTAL	102,684,760
	Other—1.0%
5,131,099	Sofi Consumer Loan Program Trust 2016-1, Class A, 3.260%, 8/25/2025	5,165,709
7,346,821	Sofi Consumer Loan Program Trust 2016-2, Class A, 3.090%, 10/27/2025	7,388,146
5,088,080	Sofi Consumer Loan Program Trust 2016-3, Class A, 3.050%, 12/26/2025	5,116,117
	TOTAL	17,669,972
	Student Loans—0.1%
2,046,997	Social Professional Loan Program LLC 2014-A, Class A2, 3.020%, 10/25/2027	2,055,384
	TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $121,575,273)	122,410,116
	COMMERCIAL MORTGAGE-BACKED SECURITIES—3.1%
	Agency Commercial Mortgage-Backed Securities—3.1%
8,544,324	FHLMC REMIC K050 A1, 2.802%, 1/25/2025	8,588,623
21,897,385	FHLMC REMIC K060 A1, 2.958%, 7/25/2026	22,228,425
24,000,000	FNMA REMIC 2015-M4 AV2, 2.509%, 7/25/2022	23,974,363
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $55,288,473)	54,791,411
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS—4.5%
	Non-Agency Mortgage-Backed Securities—4.5%
$1,053,069	Countrywide Home Loans 2005-21, Class A2, 5.500%, 10/25/2035	$1,028,009
571,040	Credit Suisse Mortgage Trust 2007-4, Class 4A2, 5.500%, 6/25/2037	435,116
3,758,627	Credit Suisse Mortgage Trust 2014-WIN2, Class A2, 3.500%, 10/25/2044	3,819,453
8,821,323	Credit Suisse Mortgage Trust 2015-WIN1, Class A6, 3.500%, 12/25/2044	8,943,154
569,570	Residential Funding Mortgage Securities I 2005-SA3, Class 3A, 3.776%, 8/25/2035	555,136
1,354,896	Sequoia Mortgage Trust 2012-1, Class 2A1, 3.474%, 1/25/2042	1,376,239
9,517,646	Sequoia Mortgage Trust 2012-6, Class A2, 1.808%, 12/25/2042	9,035,123
9,186,263	Sequoia Mortgage Trust 2013-1, Class 2A1, 1.855%, 2/25/2043	8,721,856
17,601,742	Sequoia Mortgage Trust 2013-2, Class A, 1.874%, 2/25/2043	16,732,845
12,621,826	Sequoia Mortgage Trust 2013-6, Class A2, 3.000%, 5/25/2043	12,594,376
3,617,393	Sequoia Mortgage Trust 2014-1, Class 2A5, 4.000%, 4/25/2044	3,746,901
13,574,915	Sequoia Mortgage Trust 2014-4, Class A5, 3.500%, 11/25/2044	13,804,174
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $82,827,526)	80,792,382
	MORTGAGE-BACKED SECURITIES—81.1%
	Federal Home Loan Mortgage Corporation—32.7%
30,318,436	2.500%, 1/1/2031	30,325,746
7,023,686	3.000%, 1/1/2032	7,156,623
44,188,160	3.000%, 10/1/2032	45,052,127
1,826,245	3.000%, 6/1/2045	1,830,675
42,076,198	3.000%, 12/1/2046	42,125,663
38,913,316	3.000%, 12/1/2046	38,959,063
54,750,657	3.000%, 1/1/2047	54,797,912
25,213,111	3.000%, 2/1/2047	25,234,872
13,317,188	3.000%, 2/1/2047	13,328,682
474,636	3.500%, 6/1/2026	490,855
1,060,451	3.500%, 6/1/2026	1,096,689
324,140	3.500%, 7/1/2026	335,217
7,021,295	3.500%, 4/1/2042	7,260,539
5,549,956	3.500%, 7/1/2042	5,739,066
11,283,107	3.500%, 8/1/2042	11,653,464
33,483,686	3.500%, 11/1/2045	34,499,049
26,297,479	3.500%, 6/1/2046	27,020,965
29,297,989	3.500%, 10/1/2046	30,168,113
30,000,000	3.500%, 11/1/2047	30,831,207
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$32,000,000	3.500%, 6/1/2047	$32,882,871
101,184	4.000%, 2/1/2020	104,050
465,209	4.000%, 5/1/2024	483,125
2,721,618	4.000%, 8/1/2025	2,834,443
286,874	4.000%, 5/1/2026	299,484
3,992,220	4.000%, 5/1/2026	4,167,700
1,871,145	4.000%, 9/1/2040	1,972,636
2,515,067	4.000%, 12/1/2040	2,651,484
17,198,386	4.000%, 12/1/2041	18,125,852
2,153,193	4.000%, 1/1/2042	2,269,309
9,908,903	4.000%, 8/1/2045	10,365,852
19,528,602	4.000%, 7/1/2045	20,447,472
17,927,604	4.000%, 10/1/2045	18,754,335
194,299	4.500%, 6/1/2019	196,842
57,863	4.500%, 3/1/2021	59,319
721,652	4.500%, 9/1/2021	741,806
330,590	4.500%, 7/1/2024	345,911
352,004	4.500%, 8/1/2024	368,628
1,163,718	4.500%, 9/1/2024	1,219,676
855,983	4.500%, 9/1/2024	897,124
462,513	4.500%, 6/1/2025	483,331
1,626,961	4.500%, 11/1/2039	1,746,518
4,582,941	4.500%, 5/1/2040	4,918,283
450,736	4.500%, 6/1/2040	483,577
1,439,581	4.500%, 8/1/2040	1,544,468
2,933,201	4.500%, 8/1/2040	3,146,912
954,940	4.500%, 7/1/2040	1,024,516
451,203	4.500%, 7/1/2041	493,524
1,938,236	4.500%, 7/1/2041	2,078,243
866,032	4.500%, 7/1/2041	928,590
8,431,291	4.500%, 9/1/2040	9,045,591
41,232	5.000%, 7/1/2019	41,783
297,515	5.000%, 7/1/2020	304,332
38,882	5.000%, 10/1/2021	40,338
127,584	5.000%, 11/1/2021	132,549
149,098	5.000%, 12/1/2021	155,107
237,792	5.000%, 6/1/2023	249,253
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$176,389	5.000%, 7/1/2023	$185,096
356,251	5.000%, 7/1/2023	374,064
184,361	5.000%, 7/1/2025	193,038
2,373,390	5.000%, 1/1/2034	2,573,821
724,809	5.000%, 5/1/2034	786,138
3,194	5.000%, 11/1/2035	3,466
203,715	5.000%, 4/1/2036	221,405
1,009	5.000%, 4/1/2036	1,097
11,483	5.000%, 4/1/2036	12,461
1,014,437	5.000%, 4/1/2036	1,102,030
89,033	5.000%, 5/1/2036	97,288
162,969	5.000%, 6/1/2036	177,049
282,513	5.000%, 6/1/2036	306,544
987,375	5.000%, 12/1/2037	1,074,362
141,883	5.000%, 2/1/2038	154,294
170,916	5.000%, 5/1/2038	185,867
77,427	5.000%, 6/1/2038	84,151
165,778	5.000%, 9/1/2038	180,279
486,962	5.000%, 9/1/2038	529,559
157,739	5.000%, 6/1/2039	171,316
4,927,600	5.000%, 10/1/2039	5,350,941
142,186	5.000%, 2/1/2039	154,535
54,470	5.000%, 3/1/2039	59,158
403,843	5.000%, 2/1/2040	438,160
2,094,168	5.000%, 4/1/2040	2,272,120
942,786	5.000%, 8/1/2040	1,022,015
2,503,303	5.000%, 5/1/2041	2,709,762
66,428	5.500%, 3/1/2021	68,988
360,056	5.500%, 4/1/2021	373,591
27,274	5.500%, 1/1/2022	28,555
218,855	5.500%, 1/1/2022	229,122
74,468	5.500%, 1/1/2022	77,909
304,305	5.500%, 2/1/2022	318,348
1,863,486	5.500%, 5/1/2034	2,062,171
44,795	5.500%, 3/1/2036	49,800
153,106	5.500%, 3/1/2036	170,033
119,122	5.500%, 3/1/2036	132,409
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$140,887	5.500%, 3/1/2036	$156,303
186,883	5.500%, 6/1/2036	207,258
138,212	5.500%, 6/1/2036	153,396
346,949	5.500%, 6/1/2036	384,596
132,189	5.500%, 6/1/2036	146,335
112,018	5.500%, 9/1/2037	124,367
456,014	5.500%, 9/1/2037	505,812
189,163	5.500%, 12/1/2037	209,958
35,502	5.500%, 3/1/2038	39,416
597,511	5.500%, 5/1/2038	663,007
779,679	5.500%, 9/1/2038	865,144
251,970	5.500%, 9/1/2039	279,432
449,546	5.500%, 5/1/2040	498,964
13,665	6.000%, 7/1/2029	15,437
55,847	6.000%, 2/1/2032	62,987
82,416	6.000%, 5/1/2036	93,070
123,862	6.000%, 8/1/2037	139,573
525,658	6.000%, 9/1/2037	592,111
25,220	6.500%, 3/1/2022	27,730
18,568	6.500%, 6/1/2029	21,171
12,181	6.500%, 6/1/2029	13,885
6,145	6.500%, 7/1/2029	6,926
368,285	6.500%, 11/1/2036	420,658
910,441	6.500%, 10/1/2037	1,037,525
4,812	6.500%, 4/1/2038	5,482
3,526	6.500%, 4/1/2038	4,018
671	7.000%, 10/1/2020	701
45,799	7.000%, 4/1/2032	51,036
271,371	7.000%, 4/1/2032	315,875
74,088	7.000%, 9/1/2037	86,232
26,167	7.500%, 8/1/2029	30,433
37,346	7.500%, 10/1/2029	43,278
17,272	7.500%, 11/1/2029	20,028
20,302	7.500%, 4/1/2031	23,067
17,276	7.500%, 5/1/2031	20,189
4,673	8.000%, 3/1/2030	5,529
39,802	8.000%, 1/1/2031	47,503
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$65,935	8.000%, 2/1/2031	$77,736
64,269	8.000%, 3/1/2031	76,451
890	8.500%, 9/1/2025	1,013
3,674	8.500%, 9/1/2025	4,220
	TOTAL	585,320,155
	Federal National Mortgage Association—33.4%
22,710,670	2.500%, 7/1/2031	22,694,854
18,298,206	2.500%, 1/1/2032	18,285,463
3,309,855	3.000%, 10/1/2027	3,381,551
10,580,898	3.000%, 10/1/2029	10,796,869
3,575,691	3.000%, 12/1/2029	3,648,676
7,425,734	3.000%, 8/1/2043	7,468,981
6,098,505	3.000%, 9/1/2043	6,134,023
7,819,353	3.000%, 12/1/2046	7,828,240
13,846,704	3.000%, 12/1/2046	13,862,441
31,096,350	3.000%, 1/1/2047	31,121,974
12,777,896	3.000%, 4/1/2047	12,788,425
785,879	3.500%, 11/1/2025	812,795
473,738	3.500%, 11/1/2025	489,964
746,677	3.500%, 12/1/2025	772,250
895,848	3.500%, 1/1/2026	926,530
275,868	3.500%, 1/1/2026	285,317
3,508,859	3.500%, 12/1/2040	3,623,760
11,220,969	3.500%, 5/1/2042	11,591,917
17,720,813	3.500%, 8/1/2042	18,331,557
9,617,440	3.500%, 9/1/2042	9,932,372
7,661,783	3.500%, 9/1/2042	7,950,984
34,848,406	3.500%, 12/1/2042	36,201,911
6,288,990	3.500%, 12/1/2042	6,514,583
9,313,413	3.500%, 3/1/2043	9,678,054
6,349,962	3.500%, 4/1/2043	6,598,578
6,753,002	3.500%, 5/1/2043	6,972,025
3,591,892	3.500%, 6/1/2043	3,717,931
5,336,481	3.500%, 7/1/2044	5,537,079
9,055,479	3.500%, 7/1/2044	9,395,873
32,724,010	3.500%, 11/1/2045	33,708,669
13,940,201	3.500%, 6/1/2046	14,322,630
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$38,177,205	3.500%, 2/1/2047	$39,227,521
693,896	4.000%, 12/1/2025	723,990
727,223	4.000%, 7/1/2026	760,581
3,848,082	4.000%, 2/1/2041	4,056,802
2,482,836	4.000%, 12/1/2041	2,620,609
10,268,380	4.000%, 12/1/2041	10,825,337
10,142,948	4.000%, 2/1/2042	10,832,567
4,077,049	4.000%, 3/1/2042	4,303,285
8,150,743	4.000%, 4/1/2042	8,592,839
11,345,831	4.000%, 7/1/2042	11,975,411
13,927,935	4.000%, 5/1/2043	14,724,736
11,414,542	4.000%, 1/1/2044	12,031,883
17,029,254	4.000%, 5/1/2044	17,990,172
12,958,592	4.000%, 5/1/2044	13,691,838
5,633,155	4.000%, 9/1/2045	5,898,209
16,734,448	4.000%, 11/1/2045	17,521,846
9,137,651	4.000%, 5/1/2046	9,567,600
178,867	4.500%, 12/1/2019	181,265
288,816	4.500%, 2/1/2039	310,164
1,569,751	4.500%, 5/1/2040	1,685,287
5,429,177	4.500%, 10/1/2040	5,827,077
532,834	4.500%, 11/1/2040	571,885
7,807,119	4.500%, 3/1/2041	8,374,417
5,803,367	4.500%, 4/1/2041	6,225,064
3,079,570	4.500%, 6/1/2041	3,302,382
6,388,916	4.500%, 9/1/2041	6,843,179
2,060,377	4.500%, 12/1/2041	2,212,024
3,463,356	4.500%, 12/1/2041	3,718,265
3,803,765	4.500%, 1/1/2042	4,074,219
9,574,580	4.500%, 6/1/2044	10,213,460
1,023,989	5.000%, 5/1/2023	1,073,790
182,381	5.000%, 8/1/2023	191,252
722,021	5.000%, 11/1/2023	758,864
3,234,936	5.000%, 2/1/2036	3,506,982
1,840,962	5.000%, 1/1/2040	1,992,175
1,896,384	5.000%, 7/1/2040	2,050,639
781,735	5.000%, 7/1/2041	844,346
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$1,796,137	5.000%, 10/1/2041	$1,939,993
39,639	5.500%, 1/1/2032	43,877
81,693	5.500%, 1/1/2032	90,401
671,185	5.500%, 9/1/2034	743,952
2,005,764	5.500%, 12/1/2034	2,220,874
88,000	5.500%, 4/1/2035	97,432
444,031	5.500%, 8/1/2035	492,390
718,185	5.500%, 11/1/2035	795,443
493,696	5.500%, 1/1/2036	547,133
174,202	5.500%, 3/1/2036	192,988
576,290	5.500%, 5/1/2036	638,397
757,632	5.500%, 4/1/2036	838,972
1,105,713	5.500%, 4/1/2036	1,225,137
237,121	5.500%, 9/1/2036	262,806
752,333	5.500%, 8/1/2037	833,948
276,106	5.500%, 7/1/2038	306,382
1,036,659	5.500%, 4/1/2041	1,146,446
20,317	6.000%, 1/1/2029	22,612
3,313	6.000%, 1/1/2029	3,518
25,790	6.000%, 2/1/2029	28,718
9,454	6.000%, 2/1/2029	10,535
5,501	6.000%, 4/1/2029	6,174
28,407	6.000%, 5/1/2029	31,829
15,845	6.000%, 5/1/2029	17,662
957,389	6.000%, 7/1/2034	1,083,565
523,707	6.000%, 11/1/2034	592,428
228,638	6.000%, 7/1/2036	258,320
87,778	6.000%, 7/1/2036	99,107
328,172	6.000%, 10/1/2037	369,523
274,021	6.000%, 6/1/2038	308,362
1,407,835	6.000%, 7/1/2038	1,587,437
85,323	6.000%, 9/1/2038	96,499
76,300	6.000%, 10/1/2038	86,015
540,548	6.000%, 2/1/2039	610,332
3,344	6.500%, 4/1/2019	3,410
42,161	6.500%, 9/1/2028	46,705
6,669	6.500%, 8/1/2029	7,547
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$7,025	6.500%, 6/1/2031	$7,927
25,591	6.500%, 6/1/2031	29,003
5,821	6.500%, 6/1/2031	6,571
6,407	6.500%, 6/1/2031	7,243
34,133	6.500%, 12/1/2031	38,893
37,123	6.500%, 12/1/2031	42,344
12,346	6.500%, 1/1/2032	14,163
75,665	6.500%, 3/1/2032	86,503
253,465	6.500%, 4/1/2032	290,059
95,268	6.500%, 5/1/2032	109,489
59,894	6.500%, 11/1/2035	67,943
437,923	6.500%, 7/1/2036	499,468
15,115	6.500%, 8/1/2036	17,263
27,669	6.500%, 9/1/2036	31,563
146,787	6.500%, 12/1/2036	167,198
133,847	6.500%, 9/1/2037	152,486
8,840	6.500%, 12/1/2037	10,076
151,247	6.500%, 10/1/2038	172,314
1,796	7.000%, 7/1/2023	1,955
46,993	7.000%, 2/1/2024	51,036
1,538	7.000%, 5/1/2024	1,696
2,901	7.000%, 7/1/2024	3,223
1,564	7.000%, 7/1/2025	1,755
23,063	7.000%, 9/1/2031	26,702
6,723	7.000%, 9/1/2031	7,812
142,873	7.000%, 11/1/2031	166,153
13,077	7.000%, 12/1/2031	15,007
267,327	7.000%, 1/1/2032	310,106
31,894	7.000%, 2/1/2032	37,040
57,060	7.000%, 3/1/2032	66,184
303,933	7.000%, 3/1/2032	350,473
42,497	7.000%, 4/1/2032	49,219
6,240	7.000%, 4/1/2032	7,267
133,723	7.000%, 4/1/2032	155,764
31,884	7.000%, 6/1/2032	37,118
457,705	7.000%, 6/1/2037	531,969
1,118	7.500%, 1/1/2030	1,305
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$16,268	7.500%, 9/1/2030	$18,974
19,509	7.500%, 5/1/2031	22,915
6,498	7.500%, 6/1/2031	7,575
65,777	7.500%, 8/1/2031	77,195
51,855	7.500%, 1/1/2032	60,055
5,518	7.500%, 6/1/2033	6,399
496	8.000%, 7/1/2023	542
5,947	8.000%, 10/1/2026	6,906
6,580	8.000%, 8/1/2027	7,409
3,834	8.000%, 11/1/2029	4,542
20	9.000%, 11/1/2021	20
793	9.000%, 6/1/2025	915
	TOTAL	596,150,844
	Government National Mortgage Association—15.0%
14,737,593	3.000%, 11/20/2045	14,895,779
55,557,160	3.000%, 12/20/2046	56,118,759
7,038,566	3.500%, 12/15/2040	7,306,268
2,316,745	3.500%, 8/15/2043	2,404,860
1,982,880	3.500%, 8/15/2043	2,058,296
27,652,110	3.500%, 5/20/2046	28,617,406
64,460,154	3.500%, 6/20/2046	66,710,368
2,441,754	4.000%, 9/15/2040	2,581,062
5,770,857	4.000%, 10/15/2040	6,100,099
2,635,561	4.000%, 1/15/2041	2,785,926
3,772,620	4.000%, 10/15/2041	3,976,660
7,477,278	4.000%, 12/20/2046	7,801,653
12,477,769	4.000%, 5/20/2047	13,019,070
15,668,932	4.000%, 8/20/2047	16,380,499
641,061	4.500%, 1/15/2039	684,318
588,334	4.500%, 6/15/2039	632,372
2,076,474	4.500%, 10/15/2039	2,231,902
647,964	4.500%, 1/15/2040	696,466
375,956	4.500%, 6/15/2040	404,097
716,616	4.500%, 9/15/2040	772,720
679,956	4.500%, 2/15/2041	730,639
1,844,603	4.500%, 3/15/2041	1,982,675
193,598	4.500%, 5/15/2041	206,563
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Government National Mortgage Association—continued
$6,446,126	4.500%, 6/20/2041	$6,863,459
977,115	4.500%, 9/15/2041	1,042,551
1,452,640	4.500%, 9/20/2041	1,546,686
1,046,354	4.500%, 10/15/2043	1,116,426
465,953	4.500%, 11/15/2043	497,157
807,447	5.000%, 1/15/2039	882,809
808,143	5.000%, 5/15/2039	883,571
1,187,548	5.000%, 8/20/2039	1,294,211
6,006,038	5.000%, 5/15/2040	6,520,857
2,597,806	5.000%, 6/15/2040	2,820,482
1,657,531	5.000%, 7/15/2040	1,799,610
333,032	5.500%, 12/15/2038	375,821
255,429	5.500%, 12/20/2038	281,292
490,477	5.500%, 1/15/2039	541,386
533,955	5.500%, 2/15/2039	589,377
13,057	6.000%, 10/15/2028	14,695
14,144	6.000%, 3/15/2029	15,927
13,131	6.000%, 6/15/2029	14,717
205,335	6.000%, 2/15/2036	234,463
211,682	6.000%, 4/15/2036	242,152
265,469	6.000%, 6/15/2037	302,659
22,307	6.500%, 10/15/2028	25,509
9,073	6.500%, 10/15/2028	10,113
12,138	6.500%, 11/15/2028	13,745
22,837	6.500%, 12/15/2028	25,878
8,804	6.500%, 2/15/2029	10,039
16,793	6.500%, 3/15/2029	19,159
31,817	6.500%, 9/15/2031	36,874
69,291	6.500%, 2/15/2032	80,113
27,222	7.000%, 11/15/2027	31,235
17,325	7.000%, 12/15/2027	19,997
16,629	7.000%, 6/15/2028	18,679
26,577	7.000%, 11/15/2028	30,282
10,156	7.000%, 1/15/2029	11,741
9,245	7.000%, 5/15/2029	10,752
4,885	7.000%, 10/15/2029	5,675
26,824	7.000%, 5/15/2030	31,214
Federated Mortgage Core Portfolio
Annual Shareholder Report

Principal Amount or Shares			Value
		MORTGAGE-BACKED SECURITIES—continued
		Government National Mortgage Association—continued
$17,794		7.000%, 11/15/2030	$20,735
22,818		7.000%, 12/15/2030	26,361
34,520		7.000%, 6/15/2031	39,730
17,447		7.000%, 8/15/2031	20,321
84,279		7.000%, 10/15/2031	98,752
12,607		7.000%, 12/15/2031	14,822
1,068		7.500%, 7/15/2029	1,105
21,762		7.500%, 8/15/2029	25,305
51,087		7.500%, 10/15/2029	59,723
60,996		7.500%, 6/15/2030	71,804
9,773		7.500%, 10/15/2030	11,475
8,142		7.500%, 1/15/2031	9,626
12,214		8.000%, 1/15/2022	13,210
4,688		8.000%, 6/15/2022	5,125
197		8.000%, 7/15/2025	207
4,643		8.000%, 8/15/2029	5,558
3,020		8.000%, 10/15/2029	3,630
10,831		8.000%, 11/15/2029	13,027
11,521		8.000%, 1/15/2030	13,711
8,350		8.000%, 10/15/2030	10,002
87,350		8.000%, 11/15/2030	105,722
4,720		8.500%, 5/15/2029	5,663
688		9.500%, 10/15/2020	739
		TOTAL	267,936,123
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $1,440,071,041)	1,449,407,122
		INVESTMENT COMPANY—4.5%
80,524,558	[1]	Federated Government Obligations Fund, Premier Shares, 1.18%[2] (AT COST)	80,524,558
		TOTAL INVESTMENT IN SECURITIES-100.0% (IDENTIFIED COST $1,780,286,871)[3]	1,787,925,589
		OTHER ASSETS AND LIABILITIES-NET—0.0%[4]	(507,251)
		TOTAL NET ASSETS—100%	$1,787,418,338
Federated Mortgage Core Portfolio
Annual Shareholder Report

1	Affiliated holding.
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the year ended December 31, 2017, were as follows:
Federated Government Obligations Fund, Premier Shares
Balance of Shares Held 12/31/2016	107,203,788
Purchases/Additions	746,187,820
Sales/Reductions	(772,867,050)
Balance of Shares Held 12/31/2017	80,524,558
Value	$80,524,558
Change in Unrealized Appreciation/Depreciation	$NA
Net Realized Gain/(Loss)	$NA
Dividend Income	$1,195,558
2	7-day net yield.
3	The cost of investments for federal tax purposes amounts to $1,777,604,289.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Federated Mortgage Core Portfolio
Annual Shareholder Report

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Asset-Backed Securities	$—	$122,410,116	$—	$122,410,116
Commercial Mortgage-Backed Securities	—	54,791,411	—	54,791,411
Collateralized Mortgage Obligations	—	80,792,382	—	80,792,382
Mortgage-Backed Securities	—	1,449,407,122	—	1,449,407,122
Investment Company	80,524,558	—	—	80,524,558
TOTAL SECURITIES	$80,524,558	$1,707,401,031	$—	$1,787,925,589
The following acronyms are used throughout this portfolio:
FHLMC	—Federal Home Loan Mortgage Corporation
FNMA	—Federal National Mortgage Association
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Federated Mortgage Core Portfolio
Annual Shareholder Report

Financial Highlights–Federated Mortgage Core Portfolio
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.81	$9.85	$9.97	$9.71	$10.20
Income From Investment Operations:
Net investment income	0.27[1]	0.23[1]	0.23[1]	0.27[1]	0.24[1]
Net realized and unrealized gain (loss) on investments and futures contracts	0.00[2]	(0.00)[2]	(0.07)	0.29	(0.45)
TOTAL FROM INVESTMENT OPERATIONS	0.27	0.23	0.16	0.56	(0.21)
Less Distributions:
Distributions from net investment income	(0.28)	(0.27)	(0.28)	(0.30)	(0.28)
Net Asset Value, End of Period	$9.80	$9.81	$9.85	$9.97	$9.71
Total Return[3]	2.75%	2.30%	1.66%	5.89%	(2.04)%
Ratios to Average Net Assets:
Net expenses	0.03%	0.03%	0.03%	0.02%	0.00%[4]
Net investment income	2.71%	2.34%	2.31%	2.74%	2.41%
Expense waiver/reimbursement[5]	0.00%[6]	0.00%[6]	0.00%	0.01%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,787,418	$2,147,397	$1,900,395	$1,864,143	$1,399,693
Portfolio turnover	88%	258%	307%	179%	200%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	46%	42%	46%	40%	67%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	The Adviser had voluntarily agreed to reimburse all operating expenses incurred by the Fund.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Federated Mortgage Core Portfolio
Annual Shareholder Report

Statement of Assets and Liabilities–Federated Mortgage Core Portfolio
December 31, 2017
Assets:
Investment in securities, at value including $80,524,558 of investment in an affiliated holding (identified cost $1,780,286,871)		$1,787,925,589
Income receivable		4,720,003
TOTAL ASSETS		1,792,645,592
Liabilities:
Payable for shares redeemed	$980,000
Income distribution payable	4,013,018
Accrued expenses (Note 5)	234,236
TOTAL LIABILITIES		5,227,254
Net assets for 182,457,319 shares outstanding		$1,787,418,338
Net Assets Consist of:
Paid-in capital		$1,810,052,310
Net unrealized appreciation of investments		7,638,718
Accumulated net realized loss on investments		(30,531,162)
Undistributed net investment income		258,472
TOTAL NET ASSETS		$1,787,418,338
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$1,787,418,338 ÷ 182,457,319 shares outstanding, no par value, unlimited shares authorized		$9.80
See Notes which are an integral part of the Financial Statements
Federated Mortgage Core Portfolio
Annual Shareholder Report

Statement of Operations–Federated Mortgage Core Portfolio
Year Ended December 31, 2017
Investment Income:
Interest		$51,943,676
Dividends received from affiliated holding (see footnotes to Portfolio of Investments)		1,195,558
TOTAL INCOME		53,139,234
Expenses:
Custodian fees	$89,393
Transfer agent fee	138,447
Directors'/Trustees' fees (Note 5)	20,220
Auditing fees	31,881
Legal fees	8,590
Portfolio accounting fees	238,738
Share registration costs	1,050
Printing and postage	15,219
Miscellaneous (Note 5)	28,903
TOTAL EXPENSES	572,441
Reimbursement of other operating expenses (Note 2)	$(4,814)
Net expenses		567,627
Net investment income		52,571,607
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(819,475)
Net change in unrealized appreciation of investments		1,537,084
Net realized and unrealized gain on investments		717,609
Change in net assets resulting from operations		$53,289,216
See Notes which are an integral part of the Financial Statements
Federated Mortgage Core Portfolio
Annual Shareholder Report

Statement of Changes in Net Assets–Federated Mortgage Core Portfolio
Year Ended December 31	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$52,571,607	$49,696,048
Net realized gain (loss) on investments and futures contracts	(819,475)	4,602,512
Net change in unrealized appreciation/depreciation of investments and futures contracts	1,537,084	(6,440,447)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	53,289,216	47,858,113
Distributions to Shareholders:
Distributions from net investment income	(54,723,938)	(56,860,660)
Share Transactions:
Proceeds from sale of shares	170,575,250	753,528,450
Net asset value of shares issued to shareholders in payment of distributions declared	4,857,161	5,153,184
Cost of shares redeemed	(533,976,592)	(502,677,127)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(358,544,181)	256,004,507
Change in net assets	(359,978,903)	247,001,960
Net Assets:
Beginning of period	2,147,397,241	1,900,395,281
End of period (including undistributed net investment income of $258,472 and $483,589, respectively)	$1,787,418,338	$2,147,397,241
See Notes which are an integral part of the Financial Statements
Federated Mortgage Core Portfolio
Annual Shareholder Report

Notes to Financial Statements–Federated Mortgage Core Portfolio
December 31, 2017
1. ORGANIZATION
Federated Core Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Mortgage Core Portfolio (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to provide total return. The Fund is an investment vehicle used by other Federated funds that invest some of their assets in mortgage-backed securities. Currently, shares of the Fund are being offered for investment only to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or parties that are “accredited investors” within the meaning of Regulation D of the Securities Act of 1933, as amended (the “1933 Act”).
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment
Federated Mortgage Core Portfolio
Annual Shareholder Report

determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
Federated Mortgage Core Portfolio
Annual Shareholder Report

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. For the year ended December 31, 2017, the portfolio accountant reimbursed $4,814 of their fees.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
The Fund may transact in To Be Announced Securities (TBAs). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.
Federated Mortgage Core Portfolio
Annual Shareholder Report

Dollar-Roll Transactions
The Fund engages in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date. Both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
At December 31, 2017, the Fund had no outstanding futures contracts.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the 1933 Act; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2017	2016
Shares sold	17,381,790	75,595,853
Shares issued to shareholders in payment of distributions declared	494,089	516,123
Shares redeemed	(54,347,672)	(50,184,154)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(36,471,793)	25,927,822
Federated Mortgage Core Portfolio
Annual Shareholder Report

4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for dollar-roll transactions and expiration of capital loss carryforwards.
For the year ended December 31, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(11,277,608)	$1,927,214	$9,350,394
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2017 and 2016, was as follows:
	2017	2016
Ordinary income	$54,723,938	$56,860,660
As of December 31, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$258,472
Net unrealized appreciation	$10,321,300
Capital loss carryforwards	$(33,213,744)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for dollar-roll transactions.
At December 31, 2017, the cost of investments for federal tax purposes was $1,777,604,289. The net unrealized appreciation of investments for federal tax purposes was $10,321,300. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $17,794,435 and net unrealized depreciation from investments for those securities having an excess of cost over value of $7,473,135.
At December 31, 2017, the Fund had a capital loss carryforward of $33,213,744 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years after December 22, 2010.
Federated Mortgage Core Portfolio
Annual Shareholder Report

The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$28,178,450	$5,035,294	$33,213,744
Capital loss carryforwards of $11,277,608 expired during the year ended December 31, 2017.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser, subject to the direction of the Trustees, provides investment adviser services at no fee, because all investors in the Fund are other Federated funds, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act. The Fund pays operating expenses associated with the operation and maintenance of the Fund (excluding fees and expenses that may be charged by the Adviser and its affiliates). Although not contractually obligated to do so, the Adviser intends to voluntarily reimburse operating expenses (excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) such that the Fund will only bear such expenses in an amount of up to 0.15% of the Fund's average daily net assets. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS does not charge the Fund a fee but is entitled to certain out-of-pocket expenses.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses, may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities, and Statement of Operations, respectively.
Affiliated Shares of Beneficial Interest
As of December 31, 2017, a majority of the shares of beneficial interest outstanding are owned by other affiliated investment companies.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2017, were as follows:
Purchases	$20,346,317
Sales	$244,644,687
Federated Mortgage Core Portfolio
Annual Shareholder Report

7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2017, the Fund had no outstanding loans. During the year ended December 31, 2017, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2017, there were no outstanding loans. During the year ended December 31, 2017, the program was not utilized.
Federated Mortgage Core Portfolio
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm–Federated Mortgage Core Portfolio
TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF federated mortgage core portfolio:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Mortgage Core Portfolio (the “Fund”) (one of the funds constituting the Federated Core Trust (the “Trust”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Federated Mortgage Core Portfolio (one of the funds constituting the Federated Core Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.
Federated Mortgage Core Portfolio
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
February 22, 2018
Federated Mortgage Core Portfolio
Annual Shareholder Report

Shareholder Expense Example (unaudited)–Federated Mortgage Core Portfolio
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1]
Actual	$1,000.00	$1,011.30	$0.15
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,025.00	$0.15
1	Expenses are equal to the Fund's annualized net expense ratio of 0.03%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).
Federated Mortgage Core Portfolio
Annual Shareholder Report

In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Annual Shareholder Report

Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: March 1995	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 Director Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career and currently serves as the Dean of the School of Law of Duquesne University. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: March 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: March 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2018
Federated Total Return Bond Fund (the “Fund”)
At its meetings in May 2018, the Fund's Board of Directors (the “Board”), including a majority of those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by Federated Investment Management Company (the “Adviser”) or its affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Directors, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including
Annual Shareholder Report

research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Directors were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Directors encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Directors without management present, senior management of the Adviser also met with the Independent Directors and their counsel to discuss the materials presented and such additional matters as the Independent Directors deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the
Annual Shareholder Report

reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
Annual Shareholder Report

The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risk in managing the Fund and other Federated funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the
Annual Shareholder Report

compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within a Peer Group.
For the one-year, three-year and five-year periods covered by the CCO Fee Evaluation Report, the Fund's performance was above the median of the relevant Peer Group.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover,
Annual Shareholder Report

the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be shared with the Federated fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. The Board also noted the absence of any applicable
Annual Shareholder Report

regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Total Return Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428Q820
CUSIP 31428Q812
CUSIP 31428Q796
CUSIP 31428Q770
CUSIP 31428Q101
CUSIP 31428Q507
CUSIP 31428Q739
28142 (1/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $103,720

Fiscal year ended 2017 - $98,550

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $2,686

Fiscal year ended 2017 – Audit consent fee for N-1A filing.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:,

Fiscal year ended 2018 - $1,200,062

Fiscal year ended 2017 - $167,508

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firms, Ernst & Young LLP (“EY”) and KPMG LLP (“KPMG”) (as applicable, “EY/KPMG”), have the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY/KPMG is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY/KPMG, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In their respective required communications to the Audit Committee of the registrant’s Board, EY/KPMG informed the Audit Committee that EY/KPMG and/or covered person professionals within EY/KPMG maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY/KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY/KPMG informed the Audit Committee that EY/KPMG believes that these lending relationships described above do not and will not impair EY/KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY/KPMG has been and is capable of objective and impartial judgment on all issues encompassed within EY/KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY/KPMG and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On May 2, 2018, the SEC proposed amendments to the Loan Rule, which, if adopted as proposed, would refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

Additionally, on July 18, 2018, EY informed the registrant that Rule 2-01(c)(1)(i)(A) of Regulation S-X (“Investment Rule”) had also been implicated since July 2, 2018. The Investment Rule prohibits public accounting firms, or covered person professionals and their immediate family members, from having certain direct financial investments in their audit clients and affiliated entities. EY informed the registrant that a pension trust of a non-US affiliated entity of EY had previously made, and as of July 18, 2018 maintained, an investment in a fund (“Hermes Fund”) managed by Hermes Alternative Investment Management Limited (“HAIML”), which is a wholly owned subsidiary of Hermes Fund Managers Limited (“HFML”). The pension trust’s investment in the Hermes Fund involved the Investment Rule because an indirect wholly owned subsidiary of Federated Investors, Inc. (an affiliate of the registrant’s adviser), acquired a 60% majority interest in HFML on July 2, 2018, effective July 1, 2018 (“Hermes Acquisition”). The pension trust first invested in the Hermes Fund in 2007, well prior to the Hermes Acquisition. The pension trust’s investment represented less than 3.3% of the Hermes Fund’s assets as of July 18, 2018. EY subsequently informed the registrant that EY’s affiliated entity’s pension trust had submitted an irrevocable redemption notice to redeem its investment in the Hermes Fund. Pursuant to the redemption terms of the Hermes Fund, the pension trust’s redemption would not be effected until December 26, 2018 at the earliest. The redemption notice could not be revoked by the pension trust. The redemption notice would only be revoked by HAIML, as the adviser for Hermes Fund, if, and to the extent, the pension trust successfully sold its interest in the Hermes Fund in a secondary market transaction. EY also informed the registrant that the pension trust simultaneously submitted a request to HAIML to conduct a secondary market auction for the pension trust’s interests in the Hermes Fund. In addition, the only voting rights shareholders of the Hermes Fund had under the Hermes Fund’s governing documents relate to key appointments, including the election of the non-executive members of the Hermes Fund’s committee, the appointment of the Hermes Fund’s trustee and the adoption of the Hermes Fund’s financial statements. The next meeting of the Hermes Fund at which shareholders could vote on the election of members to the Hermes Fund’s committee was not until June 2019, and the size of the pension trust’s investment in the Hermes Fund would not allow it to unilaterally elect a committee member or the trustee. EY does not audit the Hermes Fund and the Hermes Fund’s assets and operations are not consolidated in the registrant’s financial statements that are subject to audit by EY. Finally, no member of EY’s audit team that provides audit services to the registrant was a beneficiary of EY’s affiliated entity’s pension trust. Management reviewed this matter with the registrant’s Audit Committee, and, based on that review, as well as a letter from EY to the registrant dated July 26, 2018, in which EY indicated that it had determined that this matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant and the belief that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit, the registrant’s management and Audit Committee made a determination that such matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant. On August 29, 2018, EY informed the registrant that EY’s affiliated entity’s pension trust sold its entire interest in the Hermes Fund, effective as of August 29, 2018.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Total Return Series, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 25, 2019

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2019